UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	3-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2015

Capital Preservation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPFXX	0.01%(1)	0.01%(1)	1.24%(1)	3.95%(1)	10/13/72

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2015
7-Day Current Yield
After wavier(1)	0.01%
Before waiver	-0.42%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	57 days
Weighted Average Life	84 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	48%
31-90 days	28%
91-180 days	22%
More than 180 days	2%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.15	0.03%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.39	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.78	$0.15	0.03%
Investor Class (before waiver)	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

MARCH 31, 2015

	Principal Amount/Shares	Value
U.S. TREASURY BILLS(1) — 57.0%
U.S. Treasury Bills, 0.04%, 4/2/15	$150,000,000	$149,999,828
U.S. Treasury Bills, 0.03%, 4/9/15	100,000,000	99,999,333
U.S. Treasury Bills, 0.04%, 4/9/15	80,000,000	79,999,378
U.S. Treasury Bills, 0.03%, 4/16/15	75,000,000	74,998,958
U.S. Treasury Bills, 0.02%, 4/23/15	60,000,000	59,999,267
U.S. Treasury Bills, 0.02%, 4/30/15	113,000,000	112,998,482
U.S. Treasury Bills, 0.05%, 4/30/15	100,000,000	99,996,111
U.S. Treasury Bills, 0.06%, 5/14/15	25,000,000	24,998,208
U.S. Treasury Bills, 0.06%, 5/21/15	45,000,000	44,996,250
U.S. Treasury Bills, 0.02%, 5/28/15	60,000,000	59,998,100
U.S. Treasury Bills, 0.02%, 6/4/15	123,000,000	122,996,720
U.S. Treasury Bills, 0.09%, 6/11/15	50,000,000	49,991,125
U.S. Treasury Bills, 0.04%, 6/18/15	120,000,000	119,989,600
U.S. Treasury Bills, 0.03%, 7/9/15	90,650,000	90,638,473
U.S. Treasury Bills, 0.07%, 7/30/15	65,000,000	64,984,833
U.S. Treasury Bills, 0.07%, 8/6/15	50,000,000	49,988,535
U.S. Treasury Bills, 0.14%, 9/17/15	25,000,000	24,983,570
U.S. Treasury Bills, 0.13%, 12/10/15	10,000,000	9,991,040
TOTAL U.S. TREASURY BILLS		1,341,547,811
U.S. TREASURY NOTES(1) — 39.4%
U.S. Treasury Notes, VRN, 0.08%, 4/7/15	15,000,000	14,998,139
U.S. Treasury Notes, VRN, 0.09%, 4/7/15	100,000,000	99,993,573
U.S. Treasury Notes, VRN, 0.10%, 4/7/15	5,000,000	5,000,000
U.S. Treasury Notes, VRN, 0.12%, 4/7/15	4,125,000	4,124,923
U.S. Treasury Notes, 0.375%, 4/15/15	77,000,000	77,009,365
U.S. Treasury Notes, 0.125%, 4/30/15	89,000,000	89,007,065
U.S. Treasury Notes, 2.50%, 4/30/15	30,000,000	30,059,173
U.S. Treasury Notes, 2.125%, 5/31/15	31,000,000	31,106,116
U.S. Treasury Notes, 0.375%, 6/15/15	90,000,000	90,059,760
U.S. Treasury Notes, 0.02%, 6/25/15	100,000,000	99,995,278
U.S. Treasury Notes, 0.375%, 6/30/15	100,000,000	100,072,247
U.S. Treasury Notes, 1.875%, 6/30/15	57,000,000	57,255,645
U.S. Treasury Notes, 0.25%, 7/31/15	25,000,000	25,016,664
U.S. Treasury Notes, 1.75%, 7/31/15	25,000,000	25,139,265
U.S. Treasury Notes, 1.25%, 8/31/15	110,000,000	110,523,742
U.S. Treasury Notes, 0.375%, 3/15/16	25,000,000	25,015,575
U.S. Treasury STRIPS - COUPON, 0.00%, 5/15/15(2)	42,836,000	42,831,019
U.S. Treasury STRIPS - COUPON, 0.00%, 8/15/15(2)	1,621,000	1,620,303
TOTAL U.S. TREASURY NOTES		928,827,852
TEMPORARY CASH INVESTMENTS — 2.9%
SSgA U.S. Government Money Market Fund, Class N	67,887,754	67,887,754
TOTAL INVESTMENT SECURITIES — 99.3%		2,338,263,417
OTHER ASSETS AND LIABILITIES — 0.7%		17,310,452
TOTAL NET ASSETS — 100.0%		$2,355,573,869

7

NOTES TO SCHEDULE OF INVESTMENTS
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,338,263,417
Receivable for investments sold	117,005,562
Receivable for capital shares sold	1,585,041
Interest receivable	1,399,917
2,458,253,937

Liabilities
Payable for investments purchased	101,616,414
Payable for capital shares redeemed	986,550
Accrued management fees	76,853
Dividends payable	251
102,680,068

Net Assets	$2,355,573,869

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,355,566,315

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,355,569,205
Undistributed net investment income	2,717
Undistributed net realized gain	1,947
$2,355,573,869

See Notes to Financial Statements.

9

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$1,098,823

Expenses:
Management fees	11,411,863
Trustees' fees and expenses	136,299
Other expenses	3,808
11,551,970
Fees waived	(10,691,106)
860,864

Net investment income (loss)	237,959

Net realized gain (loss) on investment transactions	1,947

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,906

See Notes to Financial Statements.

10

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$237,959	$259,663
Net realized gain (loss)	1,947	7,923
Net increase (decrease) in net assets resulting from operations	239,906	267,586

Distributions to Shareholders
From net investment income	(237,959)	(252,574)
From net realized gains	—	(4,425)
Decrease in net assets from distributions	(237,959)	(256,999)

Capital Share Transactions
Proceeds from shares sold	753,861,658	1,017,022,826
Proceeds from reinvestment of distributions	235,188	253,811
Payments for shares redeemed	(935,399,030)	(1,124,360,856)
Net increase (decrease) in net assets from capital share transactions	(181,302,184)	(107,084,219)

Net increase (decrease) in net assets	(181,300,237)	(107,073,632)

Net Assets
Beginning of period	2,536,874,106	2,643,947,738
End of period	$2,355,573,869	$2,536,874,106

Undistributed net investment income	$2,717	—

Transactions in Shares of the Fund
Sold	753,861,658	1,017,022,826
Issued in reinvestment of distributions	235,188	253,811
Redeemed	(935,399,030)	(1,124,360,856)
Net increase (decrease) in shares of the fund	(181,302,184)	(107,084,219)

See Notes to Financial Statements.

11

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported net asset value per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

12

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended March 31, 2015 was 0.47% before waiver and 0.03% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Bills	—	$1,341,547,811	—
U.S. Treasury Notes	—	928,827,852	—
Temporary Cash Investments	$67,887,754	—	—
	$67,887,754	$2,270,375,663	—

13

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$237,959	$256,999
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the fund had undistributed ordinary income for federal income tax purposes of $4,664.

6. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds.  The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors and will become effective over the next two years.  The amendments will require a floating net asset value for institutional prime money market and institutional tax exempt money market funds and will provide for redemption fees and gates under certain circumstances.  Management is currently evaluating the impact the amendments will have upon their effectiveness, including their impact on the fund's operations and financial statement disclosures.

14

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2015	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.04%	0.48%	0.01%	(0.43)%	$2,355,574
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,536,874
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.09%	0.48%	0.01%	(0.38)%	$2,643,948
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,801,793
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	0.48%	0.01%	(0.30)%	$2,913,219

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

16

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

17

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

18

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

19

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85517 1505

ANNUAL REPORT	MARCH 31, 2015

Ginnie Mae Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	4.28%	3.45%	4.50%	6.50%	9/23/85
Barclays U.S. GNMA Index	—	4.91%	3.87%	4.92%	7.19%(1)	—
Institutional Class	AGMNX	4.49%	3.66%	—	4.86%	9/28/07
A Class(2)	BGNAX					10/9/97
No sales charge*		4.02%	3.20%	4.24%	4.63%
With sales charge*		-0.62%	2.25%	3.76%	4.36%
C Class	BGNCX	3.15%	2.43%	—	2.41%	3/1/10
R Class	AGMWX	3.76%	2.94%	—	4.13%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since September 30, 1985, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $15,537

Barclays U.S. GNMA Index — $16,163

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan, and Jesse Singh

Performance Summary

Ginnie Mae advanced 4.28%* for the 12 months ended March 31, 2015. The fund’s benchmark, the Barclays U.S. GNMA Index, gained 4.91%. Fund returns reflect operating expenses, while index returns do not.

Ginnie Mae’s absolute return reflected the generally favorable backdrop for government agency mortgage-backed securities (MBS). Relative to the benchmark, the portfolio’s shorter-than-benchmark duration (price sensitivity to interest rate changes) strategy was the main performance detractor.

Market Overview

Performance in the broad U.S. bond market during the 12-month period ended March 31, 2015, defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global influences, rather than U.S. economic factors, primarily fueled the bond market rally, as geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond purchases. At the same time, inflation remained low, largely due to commodity price weakness in the second half of the period, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. The yield on the benchmark 10-year Treasury note declined 80 basis points (one basis point equals 0.01%) to 1.92% at the end of March 2015, while the yield on the two-year Treasury note increased 13 basis points to 0.56%, according to Bloomberg.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In line with longer-term Treasury yields, mortgage interest rates declined during the 12-month period, with the average 30-year conventional mortgage rate falling to 3.77% in March 2015, compared with 4.34% in March 2014, according to the Federal Home Loan Mortgage Corporation. Meanwhile, the U.S. housing market continued to improve, with gains in home prices and sales throughout the 12-month period. Within the MBS market, a favorable supply/demand backdrop helped mortgage securities advance and generally outperform Treasuries for the 12-month period, even as the Fed concluded its QE-related MBS purchases. The Fed continued to support the mortgage market by reinvesting the interest and principal payments from its MBS holdings back into the sector.

Portfolio Positioning

In late 2013, as the Fed indicated it would begin tapering its QE program in January 2014, we implemented a shorter-than-benchmark duration strategy, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. This strategy, which we maintained through most of the fiscal year, primarily accounted for the portfolio’s underperformance versus the benchmark, as longer-term interest rates declined during the 12-month period. We used U.S. Treasury futures at times as part of this strategy. With global factors extending the timetable for rate normalization, we extended the portfolio’s duration to a neutral position late in the period.

We maintained an overweight position in 30-year GNMA securities and corresponding underweight to 15-year GNMAs. This positioning slightly detracted from relative performance, as 15-year GNMAs outperformed due to less refinancing activity in that maturity space. A position in hybrid adjustable-rate mortgages (ARMs) also detracted slightly, as these securities typically offer better performance in rising-rate environments.

Meanwhile, we continued to emphasize single-issuer GNMA securities (Ginnie Mae I MBS) over those with multiple originators (Ginnie Mae II MBS). Ginnie Mae I MBS, which generally provide prepayment protection while delivering incremental income to the fund, outperformed, largely due to increased prepayment activity among Ginnie Mae II MBS, and contributed to fund performance. We also maintained an overweight position in intermediate-coupon mortgages, which generally outperformed lower-coupon securities.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment. But weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. rate normalization. We plan to maintain a neutral duration while continuing to focus on intermediate-coupon securities. We also will remain selective in our purchases, favoring mortgage securities we believe are undervalued and provide favorable prepayment protection.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	3.2 years
Weighted Average Life	4.9 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	101.9%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	9.2%
Temporary Cash Investments	16.3%
Other Assets and Liabilities	(27.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.10	$2.77	0.55%
Institutional Class	$1,000	$1,023.20	$1.77	0.35%
A Class	$1,000	$1,020.90	$4.03	0.80%
C Class	$1,000	$1,017.10	$7.79	1.55%
R Class	$1,000	$1,020.60	$5.29	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 101.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.6%
GNMA, VRN, 1.625%, 4/20/15	$13,244,164	$13,759,324
GNMA, VRN, 1.625%, 4/20/15	21,737,581	22,550,834
		36,310,158
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 99.3%
GNMA, 3.00%, 4/22/15(2)	115,000,000	118,392,582
GNMA, 3.00%, 4/20/43	17,022,449	17,575,197
GNMA, 3.50%, 4/22/15(2)	157,500,000	165,876,760
GNMA, 3.50%, 12/20/41 to 12/20/44	269,807,953	285,075,920
GNMA, 4.00%, 4/22/15(2)	26,500,000	28,245,272
GNMA, 4.00%, 12/20/39 to 6/20/42	203,350,287	219,607,248
GNMA, 4.50%, 4/22/15(2)	90,000,000	97,955,860
GNMA, 4.50%, 7/15/33 to 3/20/42	137,429,068	151,708,181
GNMA, 5.00%, 6/15/33 to 5/20/41	116,601,882	130,840,647
GNMA, 5.50%, 4/15/33 to 8/15/39	105,039,849	119,425,350
GNMA, 6.00%, 7/20/16 to 2/20/39	49,087,121	56,192,486
GNMA, 6.50%, 9/20/23 to 11/15/38	6,740,779	8,134,940
GNMA, 7.00%, 6/15/23 to 12/20/29	953,160	1,165,250
GNMA, 7.25%, 4/15/23 to 6/15/23	41,630	42,754
GNMA, 7.50%, 12/15/22 to 2/20/31	175,426	220,540
GNMA, 7.65%, 6/15/16 to 12/15/16	21,403	21,621
GNMA, 7.75%, 11/15/22	25,571	25,834
GNMA, 7.77%, 4/15/20 to 6/15/20	102,314	105,744
GNMA, 7.89%, 9/20/22	9,540	9,577
GNMA, 7.98%, 6/15/19	15,705	15,769
GNMA, 8.00%, 2/20/17 to 7/20/30	962,232	1,033,647
GNMA, 8.15%, 2/15/21	36,819	37,392
GNMA, 8.25%, 4/20/17 to 2/15/22	191,533	196,377
GNMA, 8.35%, 11/15/20	3,713	3,724
GNMA, 8.50%, 4/20/16 to 12/15/30	738,899	813,571
GNMA, 8.75%, 3/20/17 to 7/15/27	81,521	83,579
GNMA, 9.00%, 7/20/15 to 1/15/25	339,945	361,459
GNMA, 9.25%, 10/15/16 to 3/15/25	64,952	66,189
GNMA, 9.50%, 5/15/16 to 7/20/25	197,864	202,986
GNMA, 9.75%, 12/15/18 to 11/20/21	47,483	49,568
GNMA, 10.00%, 3/15/16 to 11/20/21	5,247	5,340
GNMA, 10.25%, 2/15/19	4,504	4,529
GNMA, 10.50%, 9/15/15 to 4/20/19	4,506	4,558
GNMA, 11.00%, 2/15/16 to 6/15/20	21,566	21,855
GNMA, 13.00%, 8/15/15	71	71
		1,403,522,377
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,403,611,016)		1,439,832,535

10

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 9.2%
GNMA, Series 1998-17, Class F, VRN, 0.67%, 4/16/15	$160,231	$160,387
GNMA, Series 1999-43, Class FB, VRN, 0.52%, 4/16/15	3,291,510	3,303,956
GNMA, Series 2000-22, Class FG, VRN, 0.375%, 4/16/15	29,680	29,754
GNMA, Series 2001-59, Class FD, VRN, 0.67%, 4/16/15	739,357	745,932
GNMA, Series 2001-62, Class FB, VRN, 0.67%, 4/16/15	1,464,488	1,477,499
GNMA, Series 2002-13, Class FA, VRN, 0.67%, 4/16/15	892,492	898,698
GNMA, Series 2002-24, Class FA, VRN, 0.67%, 4/16/15	1,807,505	1,819,589
GNMA, Series 2002-29, Class FA SEQ, VRN, 0.53%, 4/20/15	604,177	607,383
GNMA, Series 2002-31, Class FW, VRN, 0.57%, 4/16/15	554,183	557,236
GNMA, Series 2003-110, Class F, VRN, 0.58%, 4/20/15	2,332,434	2,347,658
GNMA, Series 2003-42, Class FW, VRN, 0.53%, 4/20/15	888,908	893,003
GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32	2,183,393	2,219,327
GNMA, Series 2003-66, Class HF, VRN, 0.63%, 4/20/15	1,482,265	1,493,734
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	3,800,025	3,881,970
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.42%, 4/16/15	1,067,171	1,068,541
GNMA, Series 2004-76, Class F, VRN, 0.58%, 4/20/15	2,015,361	2,028,441
GNMA, Series 2005-13, Class FA, VRN, 0.38%, 4/20/15	5,761,296	5,753,864
GNMA, Series 2007-5, Class FA, VRN, 0.32%, 4/20/15	5,944,581	5,922,102
GNMA, Series 2007-58, Class FC, VRN, 0.68%, 4/20/15	3,274,374	3,306,992
GNMA, Series 2007-74, Class FL, VRN, 0.63%, 4/16/15	7,723,794	7,783,341
GNMA, Series 2008-18, Class FH, VRN, 0.78%, 4/20/15	4,937,841	5,007,356
GNMA, Series 2008-2, Class LF, VRN, 0.64%, 4/20/15	3,395,017	3,423,356
GNMA, Series 2008-27, Class FB, VRN, 0.73%, 4/20/15	9,180,376	9,281,971
GNMA, Series 2008-61, Class KF, VRN, 0.85%, 4/20/15	4,786,475	4,862,958
GNMA, Series 2008-73, Class FK, VRN, 0.94%, 4/20/15	6,213,971	6,340,596
GNMA, Series 2008-75, Class F, VRN, 0.71%, 4/20/15	6,818,841	6,873,624
GNMA, Series 2008-88, Class UF, VRN, 1.18%, 4/20/15	4,436,077	4,549,279
GNMA, Series 2009-109, Class FA, VRN, 0.57%, 4/16/15	1,009,726	1,010,955
GNMA, Series 2009-127, Class FA, VRN, 0.73%, 4/20/15	6,046,783	6,113,685
GNMA, Series 2009-76, Class FB, VRN, 0.77%, 4/16/15	4,401,128	4,455,225
GNMA, Series 2009-92, Class FJ, VRN, 0.85%, 4/16/15	2,648,232	2,694,184
GNMA, Series 2010-14, Class QF, VRN, 0.625%, 4/16/15	15,856,263	15,990,106
GNMA, Series 2010-25, Class FB, VRN, 0.72%, 4/16/15	12,502,625	12,659,145
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $128,963,161)		129,561,847
TEMPORARY CASH INVESTMENTS(3) — 16.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $40,228,848), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $39,385,765)		39,385,677
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.50% - 4.625%, 5/15/38 - 2/15/40, valued at $160,733,706), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $157,570,044)		157,570,000
SSgA U.S. Government Money Market Fund, Class N	33,016,528	33,016,528
TOTAL TEMPORARY CASH INVESTMENTS (Cost $229,972,205)		229,972,205
TOTAL INVESTMENT SECURITIES — 127.4% (Cost $1,762,546,382)		1,799,366,587
OTHER ASSETS AND LIABILITIES(4) — (27.4)%		(386,439,922)
TOTAL NET ASSETS — 100.0%		$1,412,926,665

11

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,670,000.

(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $1,565,590,705)	$1,602,410,910
Repurchase agreements, at value (cost of $196,955,677)	196,955,677
Total investment securities, at value (cost of $1,762,546,382)	1,799,366,587
Cash	723,000
Receivable for investments sold	23,769,055
Receivable for capital shares sold	381,324
Interest receivable	4,297,801
1,828,537,767

Liabilities
Payable for collateral received for forward commitments	1,670,000
Payable for investments purchased	408,330,583
Payable for capital shares redeemed	4,654,837
Accrued management fees	648,531
Distribution and service fees payable	67,083
Dividends payable	240,068
415,611,102

Net Assets	$1,412,926,665

Net Assets Consist of:
Capital paid in	$1,408,702,048
Undistributed net investment income	15,670
Accumulated net realized loss	(32,611,258)
Net unrealized appreciation	36,820,205
$1,412,926,665

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,089,565,868	100,042,361	$10.89
Institutional Class	$57,037,286	5,237,260	$10.89
A Class	$248,704,795	22,836,631	$10.89*
C Class	$12,560,216	1,153,032	$10.89
R Class	$5,058,500	464,649	$10.89
*Maximum offering price $11.40 (net asset value divided by 0.955).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$31,074,774

Expenses:
Management fees	7,823,172
Distribution and service fees:
A Class	676,772
C Class	144,053
R Class	22,975
Trustees' fees and expenses	81,553
Other expenses	928
8,749,453

Net investment income (loss)	22,325,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,506,670
Futures contract transactions	(3,357,240)
16,149,430

Change in net unrealized appreciation (depreciation) on:
Investments	21,112,119
Futures contracts	(230,171)
20,881,948

Net realized and unrealized gain (loss)	37,031,378

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,356,699

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$22,325,321	$25,963,296
Net realized gain (loss)	16,149,430	(12,109,590)
Change in net unrealized appreciation (depreciation)	20,881,948	(38,200,335)
Net increase (decrease) in net assets resulting from operations	59,356,699	(24,346,629)

Distributions to Shareholders
From net investment income:
Investor Class	(27,108,650)	(33,926,755)
Institutional Class	(1,323,477)	(1,513,078)
A Class	(5,910,784)	(7,042,862)
C Class	(207,794)	(392,990)
R Class	(88,778)	(102,934)
Decrease in net assets from distributions	(34,639,483)	(42,978,619)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(71,702,322)	(403,299,817)

Net increase (decrease) in net assets	(46,985,106)	(470,625,065)

Net Assets
Beginning of period	1,459,911,771	1,930,536,836
End of period	$1,412,926,665	$1,459,911,771

Undistributed net investment income	$15,670	$21,702

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $5,095,322,062 and $5,325,173,381, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,355,517	$133,706,654	12,888,509	$139,651,637
Issued in reinvestment of distributions	2,256,540	24,427,811	2,804,535	30,195,139
Redeemed	(21,414,580)	(231,518,944)	(45,794,309)	(492,664,284)
	(6,802,523)	(73,384,479)	(30,101,265)	(322,817,508)
Institutional Class
Sold	2,527,094	27,349,902	1,299,882	14,000,029
Issued in reinvestment of distributions	110,027	1,191,758	139,021	1,496,839
Redeemed	(1,674,871)	(18,115,286)	(2,758,518)	(29,608,458)
	962,250	10,426,374	(1,319,615)	(14,111,590)
A Class
Sold	10,090,070	109,202,215	12,061,226	129,673,245
Issued in reinvestment of distributions	511,383	5,537,001	605,953	6,519,128
Redeemed	(11,055,910)	(119,634,045)	(17,379,113)	(186,971,515)
	(454,457)	(4,894,829)	(4,711,934)	(50,779,142)
C Class
Sold	195,158	2,113,082	151,164	1,660,785
Issued in reinvestment of distributions	14,495	156,920	27,335	294,454
Redeemed	(617,148)	(6,673,062)	(1,617,287)	(17,383,014)
	(407,495)	(4,403,060)	(1,438,788)	(15,427,775)
R Class
Sold	193,569	2,097,159	174,589	1,886,719
Issued in reinvestment of distributions	8,062	87,261	9,495	102,144
Redeemed	(150,497)	(1,630,748)	(200,889)	(2,152,665)
	51,134	553,672	(16,805)	(163,802)
Net increase (decrease)	(6,651,091)	$(71,702,322)	(37,588,407)	$(403,299,817)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,439,832,535	—
U.S. Government Agency Collateralized Mortgage Obligations	—	129,561,847	—
Temporary Cash Investments	$33,016,528	196,955,677	—
	$33,016,528	$1,766,350,059	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 447 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(3,357,240) in net realized gain (loss) on futures contract transactions and $(230,171) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$34,639,483	$42,978,619
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,762,572,587
Gross tax appreciation of investments	$41,410,782
Gross tax depreciation of investments	(4,616,782)
Net tax appreciation (depreciation) of investments	$36,794,000
Undistributed ordinary income	$15,670
Accumulated short-term capital losses	$(12,755,694)
Accumulated long-term capital losses	$(19,829,359)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.70	0.17	0.28	0.45	(0.26)	$10.89	4.28%	0.55%	0.55%	1.59%	1.59%	306%	$1,089,566
2014	$11.10	0.17	(0.29)	(0.12)	(0.28)	$10.70	(1.02)%	0.55%	0.55%	1.62%	1.62%	264%	$1,143,697
2013	$11.21	0.25	(0.01)	0.24	(0.35)	$11.10	2.16%	0.55%	0.55%	2.26%	2.26%	237%	$1,519,666
2012	$10.84	0.35	0.42	0.77	(0.40)	$11.21	7.15%	0.55%	0.56%	3.12%	3.11%	130%	$1,574,686
2011	$10.76	0.39	0.13	0.52	(0.44)	$10.84	4.90%	0.53%	0.56%	3.57%	3.54%	100%	$1,382,165
Institutional Class
2015	$10.70	0.19	0.28	0.47	(0.28)	$10.89	4.49%	0.35%	0.35%	1.79%	1.79%	306%	$57,037
2014	$11.10	0.20	(0.29)	(0.09)	(0.31)	$10.70	(0.83)%	0.35%	0.35%	1.82%	1.82%	264%	$45,757
2013	$11.21	0.27	(0.01)	0.26	(0.37)	$11.10	2.36%	0.35%	0.35%	2.46%	2.46%	237%	$62,075
2012	$10.83	0.37	0.43	0.80	(0.42)	$11.21	7.47%	0.35%	0.36%	3.32%	3.31%	130%	$40,336
2011	$10.76	0.41	0.13	0.54	(0.47)	$10.83	5.02%	0.33%	0.36%	3.77%	3.74%	100%	$12,313
A Class
2015	$10.70	0.14	0.29	0.43	(0.24)	$10.89	4.02%	0.80%	0.80%	1.34%	1.34%	306%	$248,705
2014	$11.10	0.15	(0.29)	(0.14)	(0.26)	$10.70	(1.27)%	0.80%	0.80%	1.37%	1.37%	264%	$249,327
2013	$11.21	0.22	(0.01)	0.21	(0.32)	$11.10	1.90%	0.80%	0.80%	2.01%	2.01%	237%	$310,736
2012	$10.84	0.32	0.42	0.74	(0.37)	$11.21	6.89%	0.80%	0.81%	2.87%	2.86%	130%	$250,169
2011	$10.76	0.36	0.14	0.50	(0.42)	$10.84	4.64%	0.78%	0.81%	3.32%	3.29%	100%	$164,395

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.71	0.06	0.28	0.34	(0.16)	$10.89	3.15%	1.55%	1.55%	0.59%	0.59%	306%	$12,560
2014	$11.10	0.07	(0.28)	(0.21)	(0.18)	$10.71	(1.91)%	1.55%	1.55%	0.62%	0.62%	264%	$16,706
2013	$11.21	0.14	(0.01)	0.13	(0.24)	$11.10	1.14%	1.55%	1.55%	1.26%	1.26%	237%	$33,287
2012	$10.84	0.23	0.43	0.66	(0.29)	$11.21	6.09%	1.55%	1.56%	2.12%	2.11%	130%	$13,809
2011	$10.76	0.28	0.13	0.41	(0.33)	$10.84	3.87%	1.53%	1.56%	2.57%	2.54%	100%	$2,587
R Class
2015	$10.70	0.12	0.28	0.40	(0.21)	$10.89	3.76%	1.05%	1.05%	1.09%	1.09%	306%	$5,059
2014	$11.09	0.12	(0.28)	(0.16)	(0.23)	$10.70	(1.43)%	1.05%	1.05%	1.12%	1.12%	264%	$4,425
2013	$11.21	0.20	(0.03)	0.17	(0.29)	$11.09	1.56%	1.05%	1.05%	1.76%	1.76%	237%	$4,773
2012	$10.83	0.29	0.43	0.72	(0.34)	$11.21	6.72%	1.05%	1.06%	2.62%	2.61%	130%	$4,343
2011	$10.76	0.34	0.12	0.46	(0.39)	$10.83	4.29%	1.03%	1.06%	3.07%	3.04%	100%	$2,775

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

24

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85518 1505

ANNUAL REPORT	MARCH 31, 2015

Government Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	4.54%	3.27%	4.44%	6.89%	5/16/80
Barclays U.S. Government/MBS Index	—	5.35%	3.70%	4.67%	7.87%(2)	—
Institutional Class	ABTIX	4.65%	3.48%	—	3.37%	3/1/10
A Class(1)	ABTAX					10/9/97
No sales charge*		4.18%	2.99%	4.17%	4.74%
With sales charge*		-0.52%	2.05%	3.69%	4.47%
C Class	ABTCX	3.41%	2.24%	—	2.14%	3/1/10
R Class	ABTRX	3.92%	2.76%	—	2.65%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Performance information prior to September 3, 2002, is that of the American Century Treasury Fund, all of the net assets of which were acquired by Government Bond pursuant to a plan of reorganization approved by Treasury Fund shareholders on August 2, 2002.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(2)	Since May 31, 1980, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $15,447

Barclays U.S. Government/MBS Index — $15,785

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond advanced 4.54%* for the 12 months ended March 31, 2015. The fund’s benchmark, the Barclays U.S. Government/MBS Index, advanced 5.35%. Fund returns reflect operating expenses, while index returns do not.

Government Bond’s absolute return reflected the favorable environment for intermediate- and long-term government-backed securities during the period. Relative to the benchmark, the main detractor was the portfolio’s shorter-than-benchmark duration (less price sensitivity to interest rate changes).

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period ended March 31, 2015, defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, largely due to commodity price weakness in the second half of the period, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. The yield on the benchmark 10-year Treasury note declined 80 basis points (one basis point equals 0.01%) to 1.92% at the end of March 2015, while the yield on the two-year Treasury note increased 13 basis points to 0.56%, according to Bloomberg.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Interest Rate Expectations Prompted Shorter Duration Strategy

In late 2013, when the Fed indicated it would begin tapering its QE program in January 2014, we began shortening the portfolio’s duration, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. But instead of normalizing, rates declined, and the portfolio’s shorter duration, which we maintained throughout the fiscal year, primarily accounted for the relative underperformance. We used U.S. Treasury futures contracts at times as part of this strategy. With global factors extending the timetable for interest rate normalization, we lengthened the portfolio’s duration late in the period, though it remained shorter than the benchmark’s.

Mortgage Holdings Aided Performance

We maintained underweight positions relative to the benchmark in Treasuries and agencies and an overweight position in the higher-yielding mortgage-backed securities (MBS) sector throughout the 12-month period. This positioning contributed to performance as MBS generally outperformed Treasury and agency securities. A favorable supply/demand backdrop contributed to the MBS sector’s positive tone. MBS continued to receive support from the Fed’s QE bond buying through October 2014. Also, after QE ended, the Fed continued to reinvest the interest and principal payments from its MBS holdings back into the sector, which helped performance.

Security selection within the mortgage allocation also generated positive results. Our preference for intermediate-coupon agency MBS helped performance, as these securities generally outperformed lower-coupon securities. In addition, we generally favored structured mortgage products, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS), over traditional government agency pass-through MBS. This positioning helped the portfolio’s performance because CMOs and CMBS—which generally experience less refinancing-associated price volatility while offering more-predictable cash flows—outperformed traditional MBS.

In late 2014, the underperformance of Treasury inflation protected securities (TIPS), combined with relatively low breakeven rates (the difference in yield between nominal Treasuries and TIPS of the same maturity, and an indicator of the market’s longer-term inflation expectations), prompted us to add TIPS to the portfolio. Although breakeven rates increased and TIPS rebounded during the first quarter of 2015, TIPS lagged nominal Treasuries, and the portfolio’s position in the inflation-linked securities slightly detracted from relative performance.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment and higher inflation, in the longer term. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. interest rate normalization and big inflation threats. Given this outlook, we expect to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life	6.3 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	50.6%
U.S. Treasury Securities	47.5%
Collateralized Mortgage Obligations	17.4%
U.S. Government Agency Securities	1.8%
Temporary Cash Investments	4.4%
Other Assets and Liabilities	(21.7)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1)10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,028.00	$2.38	0.47%
Institutional Class	$1,000	$1,028.10	$1.37	0.27%
A Class	$1,000	$1,025.80	$3.64	0.72%
C Class	$1,000	$1,022.90	$7.41	1.47%
R Class	$1,000	$1,025.40	$4.90	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 50.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 7.5%
FHLMC, VRN, 2.09%, 4/15/15	$3,767,165	$3,849,001
FHLMC, VRN, 2.26%, 4/15/15	2,298,534	2,460,835
FHLMC, VRN, 2.34%, 4/15/15	3,268,721	3,330,310
FHLMC, VRN, 2.38%, 4/15/15	1,799,569	1,926,599
FHLMC, VRN, 2.39%, 4/15/15	1,077,967	1,153,023
FHLMC, VRN, 2.56%, 4/15/15	1,210,755	1,284,809
FHLMC, VRN, 2.65%, 4/15/15	3,659,906	3,825,904
FHLMC, VRN, 2.86%, 4/15/15	9,399,027	9,742,558
FHLMC, VRN, 3.30%, 4/15/15	613,362	654,320
FHLMC, VRN, 3.46%, 4/15/15	1,114,777	1,187,298
FHLMC, VRN, 3.56%, 4/15/15	1,677,473	1,784,168
FHLMC, VRN, 3.78%, 4/15/15	3,042,237	3,218,745
FHLMC, VRN, 4.07%, 4/15/15	514,056	542,166
FHLMC, VRN, 5.21%, 4/15/15	1,021,160	1,080,241
FHLMC, VRN, 5.52%, 4/15/15	1,925,421	2,052,280
FNMA, VRN, 1.89%, 4/25/15	2,029,994	2,137,428
FNMA, VRN, 1.92%, 4/25/15	2,127,682	2,241,356
FNMA, VRN, 1.94%, 4/25/15	2,513,488	2,647,175
FNMA, VRN, 1.94%, 4/25/15	3,230,984	3,402,900
FNMA, VRN, 1.94%, 4/25/15	2,283,467	2,404,920
FNMA, VRN, 1.94%, 4/25/15	2,396,952	2,524,441
FNMA, VRN, 2.20%, 4/25/15	1,101,876	1,175,948
FNMA, VRN, 2.31%, 4/25/15	1,109,133	1,196,191
FNMA, VRN, 2.34%, 4/25/15	1,732,345	1,845,926
FNMA, VRN, 2.42%, 4/25/15	2,945,207	3,143,339
FNMA, VRN, 2.42%, 4/25/15	1,589,952	1,700,923
FNMA, VRN, 2.44%, 4/25/15	786,714	850,863
FNMA, VRN, 2.74%, 4/25/15	2,004,754	2,116,195
FNMA, VRN, 3.04%, 4/25/15	2,874,519	2,994,055
FNMA, VRN, 3.36%, 4/25/15	3,215,630	3,380,595
FNMA, VRN, 5.07%, 4/25/15	984,667	1,059,161
FNMA, VRN, 6.07%, 4/25/15	2,378,617	2,557,377
GNMA, VRN, 1.625%, 4/20/15	525,858	540,009
GNMA, VRN, 1.625%, 4/20/15	677,357	695,660
GNMA, VRN, 1.625%, 4/20/15	1,345,487	1,394,580
GNMA, VRN, 1.625%, 4/20/15	689,710	708,370
GNMA, VRN, 1.625%, 4/20/15	851,437	882,666
GNMA, VRN, 1.625%, 4/20/15	1,527,336	1,586,152
GNMA, VRN, 1.625%, 4/20/15	1,640,950	1,701,239
GNMA, VRN, 2.125%, 4/20/15	1,157,938	1,206,951
		84,186,677

10

	Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 43.1%
FHLMC, 4.50%, 1/1/19	$431,084	$451,997
FHLMC, 5.00%, 5/1/23	3,030,236	3,267,457
FHLMC, 5.50%, 10/1/34	482,928	544,528
FHLMC, 5.50%, 4/1/38	5,331,045	5,983,504
FHLMC, 4.00%, 12/1/40	2,374,577	2,567,376
FHLMC, 6.50%, 7/1/47	16,871	18,751
FNMA, 3.00%, 4/14/15(2)	20,000,000	20,451,563
FNMA, 3.50%, 4/14/15(2)	27,500,000	28,893,261
FNMA, 4.00%, 4/14/15(2)	63,000,000	67,369,398
FNMA, 4.50%, 4/14/15(2)	45,000,000	49,102,382
FNMA, 5.00%, 4/14/15(2)	27,000,000	30,028,219
FNMA, 5.50%, 4/14/15(2)	15,000,000	16,903,126
FNMA, 4.50%, 6/1/18	243,894	255,713
FNMA, 4.50%, 5/1/19	1,443,945	1,517,397
FNMA, 5.00%, 9/1/20	151,592	163,749
FNMA, 4.50%, 11/1/20	133,314	140,148
FNMA, 6.625%, 11/15/30	15,700,000	23,673,716
FNMA, 6.50%, 3/1/32	138,485	159,528
FNMA, 7.00%, 6/1/32	153,399	189,287
FNMA, 6.50%, 8/1/32	153,928	180,940
FNMA, 5.50%, 7/1/33	1,189,431	1,347,542
FNMA, 5.00%, 11/1/33	6,728,017	7,512,902
FNMA, 6.00%, 12/1/33	4,151,968	4,767,837
FNMA, 5.50%, 8/1/34	4,879,071	5,527,643
FNMA, 5.50%, 9/1/34	398,580	450,272
FNMA, 5.50%, 10/1/34	2,258,733	2,573,020
FNMA, 5.00%, 8/1/35	854,585	951,408
FNMA, 5.50%, 1/1/36	5,331,481	6,021,340
FNMA, 5.00%, 2/1/36	527,709	587,266
FNMA, 5.50%, 4/1/36	1,348,510	1,518,031
FNMA, 5.00%, 5/1/36	2,442,708	2,717,991
FNMA, 5.50%, 12/1/36	841,352	947,885
FNMA, 5.50%, 2/1/37	3,116,924	3,508,465
FNMA, 6.50%, 8/1/37	380,463	429,676
FNMA, 6.00%, 9/1/37	1,200,408	1,370,075
FNMA, 6.00%, 11/1/37	6,531,354	7,521,612
FNMA, 6.00%, 9/1/38	130,581	144,276
FNMA, 6.00%, 11/1/38	106,000	117,130
FNMA, 4.50%, 2/1/39	2,069,464	2,260,386
FNMA, 4.50%, 4/1/39	1,369,542	1,520,219
FNMA, 4.50%, 5/1/39	3,359,606	3,757,409
FNMA, 6.50%, 5/1/39	3,772,895	4,417,743
FNMA, 4.50%, 10/1/39	5,461,903	6,063,341
FNMA, 4.50%, 3/1/40	8,617,973	9,502,699
FNMA, 4.00%, 10/1/40	5,200,459	5,653,844
FNMA, 4.50%, 11/1/40	4,748,310	5,264,419

11

	Principal Amount	Value
FNMA, 4.50%, 6/1/41	$6,669,787	$7,358,018
FNMA, 4.00%, 8/1/41	4,808,104	5,217,857
FNMA, 4.50%, 9/1/41	3,001,482	3,290,806
FNMA, 3.50%, 10/1/41	5,868,943	6,176,232
FNMA, 3.50%, 5/1/42	3,785,812	3,992,378
FNMA, 3.50%, 6/1/42	3,342,318	3,533,263
FNMA, 3.50%, 9/1/42	3,875,964	4,087,797
FNMA, 6.50%, 8/1/47	65,596	73,273
FNMA, 6.50%, 8/1/47	99,853	111,539
FNMA, 6.50%, 9/1/47	8,357	9,336
FNMA, 6.50%, 9/1/47	38,174	42,647
FNMA, 6.50%, 9/1/47	55,463	61,985
FNMA, 6.50%, 9/1/47	14,814	16,546
FNMA, 6.50%, 9/1/47	101,706	113,676
FNMA, 6.00%, 4/1/48	677,739	750,163
GNMA, 3.50%, 4/22/15(2)	5,000,000	5,267,578
GNMA, 4.00%, 4/22/15(2)	22,000,000	23,448,905
GNMA, 5.50%, 12/20/38	3,226,933	3,656,710
GNMA, 6.00%, 1/20/39	850,520	964,763
GNMA, 5.00%, 3/20/39	4,295,680	4,816,221
GNMA, 5.50%, 3/20/39	1,513,273	1,715,598
GNMA, 5.50%, 4/20/39	2,763,821	3,132,578
GNMA, 4.50%, 1/15/40	3,066,111	3,394,882
GNMA, 4.00%, 11/20/40	11,458,626	12,311,955
GNMA, 4.00%, 12/15/40	2,614,482	2,817,112
GNMA, 4.50%, 7/20/41	10,766,014	11,761,668
GNMA, 3.50%, 6/20/42	13,966,918	14,743,932
GNMA, 3.50%, 7/20/42	10,644,780	11,236,977
GNMA, 4.50%, 8/20/42	8,894,650	9,723,313
		482,144,179
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $550,766,568)		566,330,856
U.S. TREASURY SECURITIES — 47.5%
U.S. Treasury Bonds, 10.625%, 8/15/15(3)	6,250,000	6,494,631
U.S. Treasury Bonds, 8.125%, 8/15/21	14,247,000	19,892,374
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	9,780,316
U.S. Treasury Bonds, 3.50%, 2/15/39	1,800,000	2,132,296
U.S. Treasury Bonds, 4.375%, 11/15/39	10,900,000	14,697,113
U.S. Treasury Bonds, 4.625%, 2/15/40	6,300,000	8,801,787
U.S. Treasury Bonds, 4.375%, 5/15/41	8,000,000	10,911,248
U.S. Treasury Bonds, 2.75%, 11/15/42	3,500,000	3,640,273
U.S. Treasury Bonds, 2.875%, 5/15/43	12,000,000	12,795,936
U.S. Treasury Bonds, 3.125%, 8/15/44	17,800,000	19,959,638
U.S. Treasury Bonds, 3.00%, 11/15/44	1,800,000	1,972,829
U.S. Treasury Bonds, 2.50%, 2/15/45	1,100,000	1,090,718
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	4,017,000	4,125,270
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	8,366,125	8,381,812

12

	Principal Amount	Value
U.S. Treasury Notes, VRN, 0.09%, 4/7/15	$25,000,000	$24,992,175
U.S. Treasury Notes, VRN, 0.11%, 4/7/15	19,341,500	19,340,842
U.S. Treasury Notes, 0.25%, 5/31/15	15,000,000	15,001,170
U.S. Treasury Notes, 1.875%, 6/30/15	12,000,000	12,051,564
U.S. Treasury Notes, 1.375%, 11/30/15	25,000,000	25,193,350
U.S. Treasury Notes, 2.125%, 12/31/15	35,000,000	35,492,170
U.S. Treasury Notes, 4.875%, 8/15/16	5,000,000	5,307,030
U.S. Treasury Notes, 0.875%, 11/30/16	4,000,000	4,026,248
U.S. Treasury Notes, 0.625%, 12/15/16	10,000,000	10,023,440
U.S. Treasury Notes, 0.875%, 2/28/17	10,000,000	10,062,500
U.S. Treasury Notes, 0.875%, 5/15/17	13,000,000	13,074,139
U.S. Treasury Notes, 2.375%, 7/31/17	16,000,000	16,631,248
U.S. Treasury Notes, 4.75%, 8/15/17	11,950,000	13,094,583
U.S. Treasury Notes, 1.875%, 10/31/17	8,000,000	8,228,752
U.S. Treasury Notes, 1.00%, 2/15/18	6,000,000	6,023,904
U.S. Treasury Notes, 1.00%, 3/15/18	4,000,000	4,014,376
U.S. Treasury Notes, 2.625%, 4/30/18	2,000,000	2,103,438
U.S. Treasury Notes, 1.00%, 5/31/18	28,000,000	28,030,632
U.S. Treasury Notes, 1.375%, 9/30/18	14,000,000	14,147,658
U.S. Treasury Notes, 1.25%, 11/30/18	2,700,000	2,713,079
U.S. Treasury Notes, 1.75%, 9/30/19	35,700,000	36,383,334
U.S. Treasury Notes, 1.50%, 11/30/19	300,000	302,250
U.S. Treasury Notes, 1.625%, 12/31/19	50,000,000	50,628,900
U.S. Treasury Notes, 1.25%, 1/31/20	11,000,000	10,941,568
U.S. Treasury Notes, 1.375%, 2/29/20	27,000,000	27,010,557
U.S. Treasury Notes, 1.375%, 3/31/20	4,500,000	4,501,053
U.S. Treasury Notes, 3.625%, 2/15/21	6,000,000	6,698,436
TOTAL U.S. TREASURY SECURITIES (Cost $509,056,979)		530,694,637
COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 17.4%
FHLMC, Series 2684, Class FP, VRN, 0.67%, 4/15/15	1,460,467	1,465,999
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	1,613,813	1,681,856
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	1,688,726	1,750,910
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	3,151,703	3,298,849
FHLMC, Series 2812, Class MF, VRN, 0.625%, 4/15/15	4,508,941	4,558,402
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	1,792,613	1,934,431
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	4,557,389	4,940,970
FHLMC, Series 3149, Class LF, VRN, 0.47%, 4/15/15	13,198,983	13,235,821
FHLMC, Series 3153, Class FJ, VRN, 0.55%, 4/15/15	4,327,703	4,347,719
FHLMC, Series 3397, Class GF, VRN, 0.67%, 4/15/15	2,120,921	2,144,756
FHLMC, Series 3417, Class FA, VRN, 0.67%, 4/15/15	3,458,098	3,489,174
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	11,974,833
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	5,000,000	5,262,600
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	6,297,770	6,522,049
FHLMC, Series K039, Class A2, 3.30%, 7/25/24	12,510,000	13,399,079
FHLMC, Series K041, Class A2, 3.17%, 10/25/24	15,000,000	15,908,790
FHLMC, Series K716, Class A2, 3.13%, 6/25/21	7,000,000	7,485,125

13

	Principal Amount/ Shares	Value
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	$1,991,401	$2,071,284
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,940,752	3,059,689
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	2,889,966	3,006,962
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	2,036,304	2,123,522
FNMA, Series 2005-103, Class FP, VRN, 0.47%, 4/25/15	4,522,370	4,549,214
FNMA, Series 2005-121, Class V SEQ, 4.50%, 6/25/29	1,630,950	1,639,903
FNMA, Series 2007-36, Class FB, VRN, 0.57%, 4/25/15	487,677	491,166
FNMA, Series 2009-89, Class FD, VRN, 0.77%, 4/25/15	2,953,719	2,994,407
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	3,219,845	3,298,945
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	1,166,847	1,198,734
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	12,378,552	12,460,126
FNMA, Series 2014-M12, Class ASV2, VRN, 2.61%, 4/1/15	13,000,000	13,418,282
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	4,861,244	4,861,370
FNMA, Series 2014-M4, Class ASQ2 SEQ, 1.27%, 1/25/17	9,700,000	9,765,393
FNMA, Series 2014-M5, Class FA, VRN, 0.48%, 4/1/15	9,702,677	9,712,311
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	2,051,921	2,096,169
GNMA, Series 2007-5, Class FA, VRN, 0.32%, 4/20/15	1,511,003	1,505,289
GNMA, Series 2008-18, Class FH, VRN, 0.78%, 4/20/15	2,658,838	2,696,269
GNMA, Series 2010-14, Class QF, VRN, 0.625%, 4/16/15	6,867,771	6,925,742
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	3,069,319	3,291,153
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $191,170,964)		194,567,293
U.S. GOVERNMENT AGENCY SECURITIES — 1.8%
FHLB, 0.375%, 8/28/15 (Cost $20,015,815)	20,000,000	20,014,800
TEMPORARY CASH INVESTMENTS(4) — 4.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $8,580,278), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $8,400,460)		8,400,441
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.50%, 05/15/38, valued at $34,285,975), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $33,608,009)		33,608,000
SSgA U.S. Government Money Market Fund, Class N	7,102,967	7,102,967
TOTAL TEMPORARY CASH INVESTMENTS (Cost $49,111,408)		49,111,408
TOTAL INVESTMENT SECURITIES — 121.7% (Cost $1,320,121,734)		1,360,718,994
OTHER ASSETS AND LIABILITIES(5) — (21.7)%		(242,592,632)
TOTAL NET ASSETS — 100.0%		$1,118,126,362

14

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	$(973,135)

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $1,038,610.

(4)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,090,000.

(5)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $1,320,121,734)	$1,360,718,994
Receivable for investments sold	1,275,093
Receivable for capital shares sold	1,281,840
Interest receivable	4,157,368
1,367,433,295

Liabilities
Payable for collateral received for forward commitments	1,090,000
Payable for investments purchased	244,781,739
Payable for capital shares redeemed	1,850,800
Swap agreements, at value	973,135
Accrued management fees	400,406
Distribution and service fees payable	34,117
Dividends payable	176,736
249,306,933

Net Assets	$1,118,126,362

Net Assets Consist of:
Capital paid in	$1,084,543,657
Distributions in excess of net investment income	(43,704)
Accumulated net realized loss	(5,997,716)
Net unrealized appreciation	39,624,125
$1,118,126,362

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$747,496,297	66,176,655	$11.30
Institutional Class	$223,806,552	19,817,545	$11.29
A Class	$139,771,723	12,375,743	$11.29*
C Class	$3,590,077	318,028	$11.29
R Class	$3,461,713	306,613	$11.29
*Maximum offering price $11.82 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$22,398,699

Expenses:
Management fees	5,138,789
Distribution and service fees:
A Class	400,876
C Class	22,763
R Class	16,924
Trustees' fees and expenses	68,341
Other expenses	716
5,648,409

Net investment income (loss)	16,750,290

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,138,911
Futures contract transactions	(3,563,634)
13,575,277

Change in net unrealized appreciation (depreciation) on:
Investments	23,376,245
Futures contracts	131,773
Swap agreements	(973,135)
22,534,883

Net realized and unrealized gain (loss)	36,110,160

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,860,450

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$16,750,290	$18,993,792
Net realized gain (loss)	13,575,277	(6,858,298)
Change in net unrealized appreciation (depreciation)	22,534,883	(39,622,510)
Net increase (decrease) in net assets resulting from operations	52,860,450	(27,487,016)

Distributions to Shareholders
From net investment income:
Investor Class	(13,386,982)	(17,064,847)
Institutional Class	(4,329,553)	(6,193,096)
A Class	(2,251,001)	(2,746,202)
C Class	(14,968)	(26,509)
R Class	(39,183)	(43,917)
From net realized gains:
Investor Class	—	(1,312,646)
Institutional Class	—	(371,843)
A Class	—	(238,967)
C Class	—	(3,927)
R Class	—	(5,035)
Decrease in net assets from distributions	(20,021,687)	(28,006,989)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(166,027,753)	(378,550,486)

Net increase (decrease) in net assets	(133,188,990)	(434,044,491)

Net Assets
Beginning of period	1,251,315,352	1,685,359,843
End of period	$1,118,126,362	$1,251,315,352

Distributions in excess of net investment income	$(43,704)	$(42,425)

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $3,613,160,634 and $3,699,893,598, respectively, all of which are U.S. Treasury and Government Agency obligations.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	23,180,893	$258,640,245	19,209,606	$212,917,801
Issued in reinvestment of distributions	1,083,842	12,096,490	1,508,248	16,692,452
Redeemed	(35,293,272)	(393,644,345)	(37,867,270)	(419,654,365)
	(11,028,537)	(122,907,610)	(17,149,416)	(190,044,112)
Institutional Class
Sold	8,879,144	99,060,645	12,236,460	136,568,704
Issued in reinvestment of distributions	371,452	4,144,829	576,336	6,383,483
Redeemed	(11,537,059)	(128,801,087)	(25,598,130)	(284,148,415)
	(2,286,463)	(25,595,613)	(12,785,334)	(141,196,228)
A Class
Sold	8,416,437	94,035,129	4,210,689	46,614,862
Issued in reinvestment of distributions	93,131	1,039,918	127,833	1,415,461
Redeemed	(10,126,153)	(113,755,035)	(8,471,077)	(94,003,444)
	(1,616,585)	(18,679,988)	(4,132,555)	(45,973,121)
C Class
Sold	201,327	2,258,602	114,443	1,264,199
Issued in reinvestment of distributions	1,156	12,914	2,313	25,602
Redeemed	(99,326)	(1,102,416)	(267,874)	(2,965,296)
	103,157	1,169,100	(151,118)	(1,675,495)
R Class
Sold	171,504	1,906,520	112,786	1,240,145
Issued in reinvestment of distributions	3,046	33,992	3,895	43,055
Redeemed	(175,553)	(1,954,154)	(85,677)	(944,730)
	(1,003)	(13,642)	31,004	338,470
Net increase (decrease)	(14,829,431)	$(166,027,753)	(34,187,419)	$(378,550,486)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$566,330,856	—
U.S. Treasury Securities	—	530,694,637	—
Collateralized Mortgage Obligations	—	194,567,293	—
U.S. Government Agency Securities	—	20,014,800	—
Temporary Cash Investments	$7,102,967	42,008,441	—
	$7,102,967	$1,353,616,027	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$(973,135)	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 370 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $12,000,000.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Other Contracts	Swap agreements	—	Swap agreements	$973,135

23

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(3,563,634)	Change in net unrealized appreciation (depreciation) on futures contracts	$131,773
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(973,135)
		$(3,563,634)		$(841,362)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$20,021,687	$26,085,527
Long-term capital gains	—	$1,921,462

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,320,614,835
Gross tax appreciation of investments	$41,093,576
Gross tax depreciation of investments	(989,417)
Net tax appreciation (depreciation) of investments	40,104,159
Net tax appreciation (depreciation) on derivatives	(973,135)
Net tax appreciation (depreciation)	$39,131,024
Other book-to-tax adjustments	$(1,026,475)
Undistributed ordinary income	$165,205
Accumulated short-term capital losses	$(1,876,557)
Accumulated long-term capital losses	$(2,810,492)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.99	0.16	0.33	0.49	(0.18)	—	(0.18)	$11.30	4.54%	0.47%	1.39%	270%	$747,496
2014	$11.39	0.15	(0.33)	(0.18)	(0.20)	(0.02)	(0.22)	$10.99	(1.58)%	0.47%	1.34%	209%	$848,786
2013	$11.43	0.18	0.09	0.27	(0.24)	(0.07)	(0.31)	$11.39	2.36%	0.47%	1.59%	184%	$1,074,464
2012	$11.07	0.29	0.50	0.79	(0.31)	(0.12)	(0.43)	$11.43	7.20%	0.48%	2.53%	127%	$1,139,706
2011	$11.02	0.32	0.13	0.45	(0.34)	(0.06)	(0.40)	$11.07	4.04%	0.48%	2.83%	93%	$995,817
Institutional Class
2015	$10.99	0.18	0.33	0.51	(0.21)	—	(0.21)	$11.29	4.65%	0.27%	1.59%	270%	$223,807
2014	$11.38	0.17	(0.31)	(0.14)	(0.23)	(0.02)	(0.25)	$10.99	(1.29)%	0.27%	1.54%	209%	$242,958
2013	$11.42	0.20	0.09	0.29	(0.26)	(0.07)	(0.33)	$11.38	2.56%	0.27%	1.79%	184%	$397,188
2012	$11.07	0.31	0.49	0.80	(0.33)	(0.12)	(0.45)	$11.42	7.32%	0.28%	2.73%	127%	$58,198
2011	$11.01	0.34	0.14	0.48	(0.36)	(0.06)	(0.42)	$11.07	4.34%	0.28%	3.03%	93%	$27,492
A Class
2015	$10.99	0.13	0.33	0.46	(0.16)	—	(0.16)	$11.29	4.18%	0.72%	1.14%	270%	$139,772
2014	$11.39	0.12	(0.32)	(0.20)	(0.18)	(0.02)	(0.20)	$10.99	(1.82)%	0.72%	1.09%	209%	$153,830
2013	$11.43	0.16	0.08	0.24	(0.21)	(0.07)	(0.28)	$11.39	2.10%	0.72%	1.34%	184%	$206,394
2012	$11.07	0.26	0.50	0.76	(0.28)	(0.12)	(0.40)	$11.43	6.93%	0.73%	2.28%	127%	$223,798
2011	$11.02	0.29	0.13	0.42	(0.31)	(0.06)	(0.37)	$11.07	3.78%	0.73%	2.58%	93%	$201,020

25

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.99	0.04	0.33	0.37	(0.07)	—	(0.07)	$11.29	3.41%	1.47%	0.39%	270%	$3,590
2014	$11.38	0.04	(0.32)	(0.28)	(0.09)	(0.02)	(0.11)	$10.99	(2.47)%	1.47%	0.34%	209%	$2,361
2013	$11.42	0.07	0.08	0.15	(0.12)	(0.07)	(0.19)	$11.38	1.35%	1.47%	0.59%	184%	$4,166
2012	$11.07	0.17	0.49	0.66	(0.19)	(0.12)	(0.31)	$11.42	6.04%	1.48%	1.53%	127%	$2,584
2011	$11.01	0.20	0.14	0.34	(0.22)	(0.06)	(0.28)	$11.07	3.10%	1.48%	1.83%	93%	$1,134
R Class
2015	$10.99	0.10	0.33	0.43	(0.13)	—	(0.13)	$11.29	3.92%	0.97%	0.89%	270%	$3,462
2014	$11.38	0.09	(0.31)	(0.22)	(0.15)	(0.02)	(0.17)	$10.99	(1.98)%	0.97%	0.84%	209%	$3,380
2013	$11.42	0.12	0.09	0.21	(0.18)	(0.07)	(0.25)	$11.38	1.85%	0.97%	1.09%	184%	$3,148
2012	$11.07	0.23	0.49	0.72	(0.25)	(0.12)	(0.37)	$11.42	6.58%	0.98%	2.03%	127%	$617
2011	$11.01	0.26	0.14	0.40	(0.28)	(0.06)	(0.34)	$11.07	3.62%	0.98%	2.33%	93%	$146

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

27

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85519 1505

ANNUAL REPORT	MARCH 31, 2015

Inflation-Adjusted Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	2.14%	3.69%	4.13%	5.31%	2/10/97
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	3.11%	4.29%	4.55%	5.92%(1)	—
Institutional Class	AIANX	2.37%	3.91%	4.35%	4.79%	10/1/02
A Class(2)	AIAVX					6/15/98
No sales charge*		1.83%	3.42%	3.88%	5.32%
With sales charge*		-2.75%	2.48%	3.40%	5.04%
C Class	AINOX	1.21%	2.67%	—	2.63%	3/1/10
R Class	AIARX	1.60%	3.17%	—	3.14%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 28, 1997, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $14,998

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $15,611

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond advanced 2.14%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, gained 3.11%. Fund returns reflect operating expenses, while index returns do not.

The portfolio’s absolute return reflected the generally favorable environment for U.S. government bonds. The fund’s underperformance compared with the benchmark was primarily due to the portfolio’s shorter-than-benchmark duration (less price sensitivity to interest rate changes).

Inflation Muted as Oil Prices Plunged

Although the U.S. economy continued to grow, headline inflation remained weak during the 12-month period ended March 31, 2015, primarily due to plunging oil prices. Inflation, as measured by the year-to-year change in the Consumer Price Index (CPI), ended the period at -0.1%, compared with 1.5% a year earlier and below the Federal Reserve’s (the Fed’s) target rate of 2.0%. Global commodity prices, which influence the inflation rate, declined significantly during the 12-month period, largely due to a sharp sell-off in the global oil markets triggered by supply/demand imbalances. For the 12-month period, Brent crude futures and West Texas Intermediate (WTI) crude futures returned -48.5% and -53.0%, respectively.

Longer-term inflation expectations also declined. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 214 basis points (one basis point equals 0.01%) at the end of March 2014 to 178 basis points at the end of March 2015. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.78% or higher).

The low-inflation environment allowed the Fed to maintain its accommodative monetary policies—policies that eventually may trigger higher inflation. Specifically, the Fed continued to reinvest the coupon interest and principal payments from its recent massive bond-buying (QE) program back into the bond market, and it kept its overnight interest rate target at the ultra-low range of 0.00%-0.25%, where it has been for more than six years.

Global Factors, Inflation Backdrop Supported Broad Bond Market

Despite modest economic gains during the 12-month period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Fed’s QE program, an event many feared would send yields higher and drag down bond market performance. Instead, global factors overshadowed the U.S. economic backdrop, sparking demand for U.S. fixed-income securities and driving bond returns higher.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. This global divergence of economic growth and central bank policy increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, low inflation further supported U.S. bonds, particularly those with longer maturities.

Against this backdrop, Treasuries rallied, and longer-duration securities generally outpaced shorter-duration securities. Despite the weak inflation backdrop, TIPS advanced, largely due to their relatively longer durations. However, TIPS lagged nominal Treasuries and other investment-grade bond sectors.

Interest Rate Expectations Prompted Shorter Duration Position

In late 2013, when the Fed indicated it would begin tapering its QE program in January 2014, we began shortening the portfolio’s duration, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. But instead of normalizing, rates declined, and the portfolio’s shorter duration, which we maintained using U.S. Treasury futures contracts, led to underperformance. With global factors extending the timetable for interest rate normalization, we lengthened the portfolio’s duration late in the period, though it remained shorter than the benchmark’s.

Approximately 85% of the portfolio was invested in TIPS at the end of March 2015. The remainder was invested in high-quality corporate bonds and mortgage securities. These securities generally outperformed TIPS and aided results relative to the all-TIPS benchmark.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and mortgage securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy aided relative performance.

Outlook

We believe weak commodity prices and global factors will keep U.S. inflation relatively low and contained in the near term. Longer term, we believe the large amount of monetary stimulus and an improving U.S. economy may trigger higher inflation, underscoring the importance of TIPS.

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life	9.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	85.1%
Commercial Mortgage-Backed Securities	5.0%
Corporate Bonds	2.9%
Collateralized Mortgage Obligations	2.9%
Asset-Backed Securities	2.6%
Municipal Securities	0.1%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.7)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,008.60	$2.35	0.47%
Institutional Class	$1,000	$1,009.70	$1.35	0.27%
A Class	$1,000	$1,007.20	$3.60	0.72%
C Class	$1,000	$1,004.40	$7.35	1.47%
R Class	$1,000	$1,005.70	$4.85	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. TREASURY SECURITIES — 85.1%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$133,576,480	$162,191,100
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	110,449,500	131,106,980
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	60,844,303	71,358,929
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	44,411,983	62,790,905
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	35,541,674	47,586,960
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	41,834,240	56,561,189
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	72,399,600	73,485,594
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	49,615,853	48,809,596
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	29,655,995	31,433,042
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	134,290,322	136,766,367
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	27,798,088	30,195,673
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	45,487,367	48,476,023
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	112,728,730	115,062,553
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	35,278,123	37,766,889
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	32,438,194	35,722,561
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	105,723,340	107,846,053
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	58,339,515	64,396,790
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	18,751,013	20,292,121
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	89,052,453	96,649,696
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	81,028,696	87,086,887
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	117,453,061	123,270,629
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	185,862,600	187,692,231
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	119,717,784	121,158,109
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	194,197,500	195,289,861
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	62,966,475	64,663,610
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	101,162,610	105,564,802
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	22,440,900	22,482,977
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	29,601,300	29,874,194
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/27	81,325,106	100,512,789
U.S. Treasury Inflation Indexed Notes, 2.50%, 1/15/29	31,270,201	40,042,963
U.S. Treasury Inflation Indexed Notes, 3.875%, 4/15/29	50,752,191	74,696,923
U.S. Treasury Inflation Indexed Notes, 3.375%, 4/15/32	33,914,528	49,883,489
U.S. Treasury Inflation Indexed Notes, 1.375%, 2/15/44	81,245,236	95,831,274
U.S. Treasury Inflation Indexed Notes, 0.75%, 2/15/45	11,661,405	11,904,650
TOTAL U.S. TREASURY SECURITIES (Cost $2,505,196,423)		2,688,454,409
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 5.0%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/15	5,300,000	5,412,850
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	11,375,000	11,885,015
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	13,915,000	15,119,921
COMM Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35(3)	9,375,000	9,631,838
COMM Mortgage Trust, Series 2015-CR22, Class AM, 3.60%, 3/10/48	6,575,000	6,850,854

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(3)	$7,600,000	$7,471,328
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	7,100,000	7,940,818
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class B, 4.05%, 4/10/34(3)	9,975,000	10,803,384
GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.40%, 2/10/48	11,225,000	11,770,838
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)	1,798,198	1,806,800
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/15(3)	8,350,000	8,679,954
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	12,520,000	13,523,559
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	7,550,000	8,418,582
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	5,525,000	6,208,169
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class B, VRN, 1.58%, 4/15/15(3)	9,725,000	9,753,820
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/15	7,500,000	7,559,948
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	5,400,000	5,662,575
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, VRN, 3.35%, 4/1/15(3)	10,275,000	10,859,766
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $154,690,644)		159,360,019
CORPORATE BONDS — 2.9%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 4.25%, 11/15/19	1,000,000	1,099,502
United Technologies Corp., 4.50%, 6/1/42	1,000,000	1,113,778
		2,213,280
Automobiles — 0.1%
Toyota Motor Credit Corp., MTN, 2.15%, 3/12/20	2,000,000	2,019,962
Banks — 0.3%
Bank of America Corp., 4.10%, 7/24/23	1,990,000	2,125,674
Branch Banking & Trust Co., 3.80%, 10/30/26	650,000	685,355
Capital One Financial Corp., 2.45%, 4/24/19	700,000	708,991
Citigroup, Inc., 1.75%, 5/1/18	1,000,000	998,832
Citigroup, Inc., 4.50%, 1/14/22	1,000,000	1,105,647
Citigroup, Inc., 3.75%, 6/16/24	570,000	597,831
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	1,000,000	1,036,897
JPMorgan Chase & Co., 3.125%, 1/23/25	990,000	992,496
US Bank N.A., 2.80%, 1/27/25	500,000	500,449
Wells Fargo & Co., 4.125%, 8/15/23	1,000,000	1,068,531
Wells Fargo & Co., MTN, 3.00%, 2/19/25	500,000	502,790
Wells Fargo & Co., MTN, 4.65%, 11/4/44	250,000	267,723
		10,591,216
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	3,120,000	3,777,047
Biotechnology†
Gilead Sciences, Inc., 4.40%, 12/1/21	990,000	1,108,101

	Principal Amount	Value
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	$200,000	$216,679
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	2,180,000	2,433,072
		2,649,751
Consumer Finance — 0.2%
American Express Credit Corp., 2.125%, 7/27/18	990,000	1,009,594
Capital One Bank USA N.A., 2.30%, 6/5/19	1,000,000	1,002,867
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	520,000	521,434
Caterpillar Financial Services Corp., MTN, 2.625%, 3/1/23	1,000,000	998,649
PNC Bank N.A., 6.00%, 12/7/17	1,200,000	1,337,336
Synchrony Financial, 3.00%, 8/15/19	240,000	245,357
		5,115,237
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	550,000	547,987
Diversified Financial Services — 0.2%
General Electric Capital Corp., 4.375%, 9/16/20	2,500,000	2,778,655
General Electric Capital Corp., MTN, 5.625%, 9/15/17	200,000	221,195
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	1,990,000	2,105,506
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	490,000	546,465
Morgan Stanley, 5.00%, 11/24/25	1,490,000	1,647,998
		7,299,819
Diversified Telecommunication Services†
AT&T, Inc., 4.80%, 6/15/44	500,000	514,914
Verizon Communications, Inc., 4.40%, 11/1/34	130,000	132,872
		647,786
Food and Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.875%, 7/8/40	1,018,000	1,201,509
Food Products†
Unilever Capital Corp., 2.20%, 3/6/19	500,000	511,225
Gas Utilities†
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	1,036,441
Health Care Equipment and Supplies — 0.1%
Baxter International, Inc., 1.85%, 1/15/17	1,300,000	1,317,728
Becton Dickinson and Co., 3.73%, 12/15/24	250,000	262,380
Medtronic, Inc., 3.50%, 3/15/25(3)	1,180,000	1,236,154
Zimmer Holdings, Inc., 2.70%, 4/1/20	1,000,000	1,014,642
		3,830,904
Health Care Providers and Services — 0.1%
Dignity Health, 2.64%, 11/1/19	1,000,000	1,019,731
UnitedHealth Group, Inc., 4.25%, 3/15/43	1,200,000	1,301,687
		2,321,418
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.25%, 6/10/24	500,000	519,352
Household Products†
Kimberly-Clark Corp., 2.65%, 3/1/25	1,000,000	1,002,219
Industrial Conglomerates — 0.1%
General Electric Co., 5.25%, 12/6/17	2,970,000	3,279,124
Insurance — 0.2%
ACE INA Holdings, Inc., 3.15%, 3/15/25	1,000,000	1,024,562
American International Group, Inc., 4.50%, 7/16/44	500,000	539,015
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	1,000,000	1,041,694

	Principal Amount	Value
MetLife, Inc., 4.05%, 3/1/45	$1,000,000	$1,031,232
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	1,000,000	1,013,544
		4,650,047
Internet Software and Services†
Google, Inc., 3.375%, 2/25/24	1,000,000	1,062,817
Machinery†
Deere & Co., 2.60%, 6/8/22	520,000	522,817
Media — 0.1%
Comcast Corp., 6.40%, 5/15/38	1,500,000	2,038,801
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	779,000	864,050
		2,902,851
Metals and Mining — 0.1%
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	140,000	146,452
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,310,000	2,439,910
		2,586,362
Multi-Utilities — 0.3%
Dominion Resources, Inc., 6.40%, 6/15/18	3,250,000	3,719,557
Duke Energy Corp., 3.55%, 9/15/21	1,000,000	1,070,376
Duke Energy Progress, Inc., 4.15%, 12/1/44	500,000	547,664
Georgia Power Co., 4.30%, 3/15/42	1,000,000	1,086,919
Potomac Electric Power Co., 3.60%, 3/15/24	500,000	533,718
Sempra Energy, 6.50%, 6/1/16	1,250,000	1,330,097
Sempra Energy, 2.40%, 3/15/20	830,000	840,188
		9,128,519
Oil, Gas and Consumable Fuels — 0.3%
Apache Corp., 4.75%, 4/15/43	1,170,000	1,227,739
BP Capital Markets plc, 2.50%, 11/6/22	520,000	509,429
Chevron Corp., 2.43%, 6/24/20	150,000	153,917
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	500,000	499,018
EOG Resources, Inc., 5.625%, 6/1/19	1,000,000	1,150,687
Exxon Mobil Corp., 2.71%, 3/6/25	1,980,000	2,002,720
Occidental Petroleum Corp., 1.75%, 2/15/17	1,000,000	1,012,467
Shell International Finance BV, 2.375%, 8/21/22	1,000,000	998,023
Total Capital International SA, 2.10%, 6/19/19	990,000	1,004,973
		8,558,973
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	250,000	253,730
Pharmaceuticals — 0.2%
Abbott Laboratories, 2.95%, 3/15/25	1,000,000	1,013,151
AbbVie, Inc., 2.90%, 11/6/22	1,375,000	1,369,022
Eli Lilly & Co., 3.70%, 3/1/45	1,000,000	1,003,084
Roche Holdings, Inc., 6.00%, 3/1/19(3)	946,000	1,096,304
Roche Holdings, Inc., 3.35%, 9/30/24(3)	490,000	514,484
		4,996,045
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	1,000,000	1,010,608
CSX Corp., 3.40%, 8/1/24	1,150,000	1,202,179
Norfolk Southern Corp., 3.85%, 1/15/24	325,000	351,380
Union Pacific Corp., 3.25%, 1/15/25	490,000	513,793
		3,077,960

	Principal Amount	Value
Semiconductors and Semiconductor Equipment†
Intel Corp., 2.70%, 12/15/22	$350,000	$353,536
Software — 0.1%
Adobe Systems, Inc., 3.25%, 2/1/25	490,000	495,870
Microsoft Corp., 2.125%, 11/15/22	560,000	550,716
Microsoft Corp., 3.75%, 2/12/45	200,000	201,680
Oracle Corp., 2.50%, 10/15/22	1,100,000	1,101,933
		2,350,199
Specialty Retail†
Home Depot, Inc. (The), 2.00%, 6/15/19	990,000	1,007,989
Technology Hardware, Storage and Peripherals†
Apple, Inc., 4.45%, 5/6/44	500,000	559,485
Wireless Telecommunication Services†
Vodafone Group plc, 5.625%, 2/27/17	1,000,000	1,080,309
TOTAL CORPORATE BONDS (Cost $89,564,742)		92,764,017
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 2.9%
Private Sponsor Collateralized Mortgage Obligations — 2.7%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	947,893	996,416
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	2,012,070	2,115,441
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	904,802	915,675
Banc of America Mortgage Securities, Inc., Series 2004-8, Class 5A1, 6.50%, 5/25/32	1,764,096	1,883,044
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	2,947,657	2,983,671
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	3,000,786	3,150,993
CSMC Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 4/1/15(3)	6,285,000	6,243,764
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/15(3)	7,463,426	7,734,814
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	2,048,390	2,156,527
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.46%, 4/1/15	1,156,994	1,156,927
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 4/1/15	371,008	375,477
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/15	1,597,825	1,607,038
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/15(3)	6,385,600	6,657,924
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/15(3)	8,498,269	8,632,576
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.42%, 4/1/15	2,135,084	2,141,240
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 4/25/15	2,803,571	2,705,006
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	2,381,701	2,467,429
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.62%, 4/1/15	6,540,413	6,701,222
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	15,429,399	15,729,956
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	624,359	646,038

	Principal Amount/ Shares	Value
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/15(3)	$8,496,774	$8,729,306
		85,730,484
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	5,942,181	6,412,282
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $91,779,441)		92,142,766
ASSET-BACKED SECURITIES(2) — 2.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	14,100,000	14,232,279
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.42%, 4/15/15	8,975,000	8,929,739
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.60%, 4/9/15(3)	9,725,000	9,720,731
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	4,172,902	4,173,762
Hertz Fleet Lease Funding LP, Series 2013-3, Class B, VRN, 1.23%, 4/10/15(3)	4,275,000	4,287,763
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	2,290,671	2,311,532
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	11,622,508	11,557,375
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	7,756,548	7,794,578
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(3)	5,967,966	5,981,244
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	6,775,000	6,810,992
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	5,483,750	5,577,868
TOTAL ASSET-BACKED SECURITIES (Cost $81,384,326)		81,377,863
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	430,000	606,218
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	295,000	378,804
Texas GO, (Building Bonds), 5.52%, 4/1/39	875,000	1,172,990
TOTAL MUNICIPAL SECURITIES (Cost $1,599,445)		2,158,012
TEMPORARY CASH INVESTMENTS — 2.1%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(4)	67,251,000	67,250,810
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $4,787), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $4,686)		4,686
SSgA U.S. Government Money Market Fund, Class N	22,408	22,408
TOTAL TEMPORARY CASH INVESTMENTS (Cost $67,278,094)		67,277,904
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $2,991,493,115)		3,183,534,990
OTHER ASSETS AND LIABILITIES — (0.7)%		(22,696,532)
TOTAL NET ASSETS — 100.0%		$3,160,838,458

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
177	U.S. Treasury 10-Year Notes	June 2015	$22,816,406	$(362,555)
558	U.S. Treasury Long Bonds	June 2015	91,442,250	(1,543,656)
172	U.S. Treasury Ultra Long Bonds	June 2015	29,218,500	(534,375)
			$143,477,156	$(2,440,586)

TOTAL RETURN SWAP AGREEMENTS

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$1,075,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	$(40,674)
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(306,645)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(797,320)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(566,993)
Bank of America N.A.	50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	(5,503,037)
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(579,580)
Bank of America N.A.	11,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(892,041)
Bank of America N.A.	29,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.08%	3/3/25	(511,735)
Barclays Bank plc	55,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(1,898,195)
Barclays Bank plc	38,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(1,492,717)
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,922,687)
Barclays Bank plc	39,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.71%	2/5/20	(389,612)
Barclays Bank plc	16,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(1,424,353)
Barclays Bank plc	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(627,304)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(859,998)

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Barclays Bank plc	$19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	$(4,581,935)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(3,324,515)
						$(26,719,341)

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $31,097,596.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $185,452,629, which represented 5.9% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $2,991,493,115)	$3,183,534,990
Receivable for capital shares sold	5,268,199
Interest receivable	8,246,765
3,197,049,954

Liabilities
Payable for investments purchased	4,345,001
Payable for capital shares redeemed	3,679,075
Payable for variation margin on futures contracts	330,375
Swap agreements, at value	26,719,341
Accrued management fees	1,059,645
Distribution and service fees payable	78,059
36,211,496

Net Assets	$3,160,838,458

Net Assets Consist of:
Capital paid in	$3,017,674,068
Undistributed net investment income	3,312,099
Accumulated net realized loss	(23,029,657)
Net unrealized appreciation	162,881,948
$3,160,838,458

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,813,395,355	154,138,507	$11.76
Institutional Class	$1,065,256,683	90,593,695	$11.76
A Class	$243,242,261	20,731,480	$11.73*
C Class	$20,716,004	1,762,303	$11.76
R Class	$18,228,155	1,547,016	$11.78
*Maximum offering price $12.28 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$34,263,362

Expenses:
Management fees	12,864,347
Distribution and service fees:
A Class	734,174
C Class	224,064
R Class	90,679
Trustees' fees and expenses	178,841
Other expenses	6,677
14,098,782

Net investment income (loss)	20,164,580

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,681,336
Futures contract transactions	(22,624,750)
Swap agreement transactions	(419,685)
(16,363,099)

Change in net unrealized appreciation (depreciation) on:
Investments	81,807,600
Futures contracts	(1,428,869)
Swap agreements	(15,887,637)
64,491,094

Net realized and unrealized gain (loss)	48,127,995

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,292,575

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$20,164,580	$74,174,938
Net realized gain (loss)	(16,363,099)	55,545,617
Change in net unrealized appreciation (depreciation)	64,491,094	(515,145,795)
Net increase (decrease) in net assets resulting from operations	68,292,575	(385,425,240)

Distributions to Shareholders
From net investment income:
Investor Class	(28,045,630)	(33,581,085)
Institutional Class	(17,044,399)	(15,066,618)
A Class	(3,499,971)	(5,092,347)
C Class	(39,257)	(155,202)
R Class	(132,260)	(170,926)
From net realized gains:
Investor Class	(6,507,140)	(48,008,941)
Institutional Class	(3,446,579)	(20,120,348)
A Class	(956,509)	(9,187,047)
C Class	(75,131)	(690,655)
R Class	(61,803)	(418,658)
Decrease in net assets from distributions	(59,808,679)	(132,491,827)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(26,938,136)	(1,652,289,497)

Net increase (decrease) in net assets	(18,454,240)	(2,170,206,564)

Net Assets
Beginning of period	3,179,292,698	5,349,499,262
End of period	$3,160,838,458	$3,179,292,698

Undistributed net investment income	$3,312,099	$36,761,010

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 25% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $564,567,883, of which $299,278,068 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $704,111,502, of which $636,964,502 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	37,748,696	$448,190,712	48,670,260	$597,594,783
Issued in reinvestment of distributions	2,752,372	32,404,139	6,123,181	71,930,694
Redeemed	(47,848,015)	(566,561,411)	(160,989,919)	(1,950,838,057)
	(7,346,947)	(85,966,560)	(106,196,478)	(1,281,312,580)
Institutional Class
Sold	25,124,568	296,737,377	32,918,929	401,021,094
Issued in reinvestment of distributions	1,712,091	20,128,253	2,948,768	34,666,602
Redeemed	(13,026,514)	(154,485,404)	(40,343,619)	(489,988,887)
	13,810,145	162,380,226	(4,475,922)	(54,301,191)
A Class
Sold	6,006,907	71,067,066	8,094,584	98,711,490
Issued in reinvestment of distributions	359,312	4,223,820	1,155,144	13,497,436
Redeemed	(14,783,020)	(174,964,662)	(34,297,241)	(418,073,455)
	(8,416,801)	(99,673,776)	(25,047,513)	(305,864,529)
C Class
Sold	317,502	3,758,447	310,486	3,861,148
Issued in reinvestment of distributions	7,881	92,744	53,600	622,565
Redeemed	(617,846)	(7,318,975)	(1,855,944)	(22,405,666)
	(292,463)	(3,467,784)	(1,491,858)	(17,921,953)
R Class
Sold	368,762	4,359,828	923,583	11,395,801
Issued in reinvestment of distributions	15,497	183,072	48,316	564,006
Redeemed	(400,477)	(4,753,142)	(403,534)	(4,849,051)
	(16,218)	(210,242)	568,365	7,110,756
Net increase (decrease)	(2,262,284)	$(26,938,136)	(136,643,406)	$(1,652,289,497)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,688,454,409	—
Commercial Mortgage-Backed Securities	—	159,360,019	—
Corporate Bonds	—	92,764,017	—
Collateralized Mortgage Obligations	—	92,142,766	—
Asset-Backed Securities	—	81,377,863	—
Municipal Securities	—	2,158,012	—
Temporary Cash Investments	$22,408	67,255,496	—
	$22,408	$3,183,512,582	—

Liabilities
Other Financial Instruments
Futures Contracts	$(2,440,586)	—	—
Swap Agreements	—	$(26,719,341)	—
	$(2,440,586)	$(26,719,341)	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 1,116 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $359,033,333.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$330,375
Other Contracts	Swap agreements	—	Swap agreements	26,719,341
		—		$27,049,716

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(22,624,750)	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,428,869)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(419,685)	Change in net unrealized appreciation (depreciation) on swap agreements	(15,887,637)
		$(23,044,435)		$(17,316,506)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$48,774,369	$54,207,233
Long-term capital gains	$11,034,310	$78,284,594

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,999,840,941
Gross tax appreciation of investments	$208,062,862
Gross tax depreciation of investments	(24,368,813)
Net tax appreciation (depreciation) of investments	183,694,049
Net tax appreciation (depreciation) on derivatives	(26,719,341)
Net tax appreciation (depreciation)	$156,974,708
Other book-to-tax adjustments	$(13,696,169)
Undistributed ordinary income	$9,552,864
Accumulated short-term capital losses	$(8,670,734)
Accumulated long-term capital losses	$(996,279)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.73	0.08	0.17	0.25	(0.18)	(0.04)	(0.22)	$11.76	2.14%	0.47%	0.61%	18%	$1,813,395
2014	$13.13	0.23	(1.18)	(0.95)	(0.17)	(0.28)	(0.45)	$11.73	(7.20)%	0.47%	1.81%	17%	$1,894,824
2013	$12.85	0.23	0.46	0.69	(0.30)	(0.11)	(0.41)	$13.13	5.36%	0.47%	1.69%	27%	$3,514,082
2012	$12.01	0.40	1.01	1.41	(0.45)	(0.12)	(0.57)	$12.85	11.99%	0.48%	3.15%	26%	$3,393,055
2011	$11.52	0.31	0.51	0.82	(0.26)	(0.07)	(0.33)	$12.01	7.18%	0.48%	2.58%	33%	$2,614,427
Institutional Class
2015	$11.74	0.07	0.21	0.28	(0.22)	(0.04)	(0.26)	$11.76	2.37%	0.27%	0.81%	18%	$1,065,257
2014	$13.13	0.23	(1.14)	(0.91)	(0.20)	(0.28)	(0.48)	$11.74	(6.94)%	0.27%	2.01%	17%	$901,517
2013	$12.85	0.24	0.47	0.71	(0.32)	(0.11)	(0.43)	$13.13	5.57%	0.27%	1.89%	27%	$1,067,297
2012	$12.01	0.43	1.01	1.44	(0.48)	(0.12)	(0.60)	$12.85	12.16%	0.28%	3.35%	26%	$802,309
2011	$11.52	0.34	0.50	0.84	(0.28)	(0.07)	(0.35)	$12.01	7.39%	0.28%	2.78%	33%	$559,589
A Class
2015	$11.69	0.08	0.13	0.21	(0.13)	(0.04)	(0.17)	$11.73	1.83%	0.72%	0.36%	18%	$243,242
2014	$13.08	0.20	(1.17)	(0.97)	(0.14)	(0.28)	(0.42)	$11.69	(7.38)%	0.72%	1.56%	17%	$340,625
2013	$12.80	0.20	0.45	0.65	(0.26)	(0.11)	(0.37)	$13.08	5.12%	0.72%	1.44%	27%	$708,663
2012	$11.97	0.37	1.01	1.38	(0.43)	(0.12)	(0.55)	$12.80	11.72%	0.73%	2.90%	26%	$830,062
2011	$11.49	0.27	0.51	0.78	(0.23)	(0.07)	(0.30)	$11.97	6.84%	0.73%	2.33%	33%	$691,362

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.68	(0.03)	0.17	0.14	(0.02)	(0.04)	(0.06)	$11.76	1.21%	1.47%	(0.39)%	18%	$20,716
2014	$13.09	0.10	(1.17)	(1.07)	(0.06)	(0.28)	(0.34)	$11.68	(8.14)%	1.47%	0.81%	17%	$24,009
2013	$12.81	0.07	0.49	0.56	(0.17)	(0.11)	(0.28)	$13.09	4.34%	1.47%	0.69%	27%	$46,414
2012	$12.00	0.15	1.13	1.28	(0.35)	(0.12)	(0.47)	$12.81	10.85%	1.48%	2.15%	26%	$31,563
2011	$11.51	0.21	0.49	0.70	(0.14)	(0.07)	(0.21)	$12.00	6.11%	1.48%	1.58%	33%	$5,159
R Class
2015	$11.72	0.02	0.17	0.19	(0.09)	(0.04)	(0.13)	$11.78	1.60%	0.97%	0.11%	18%	$18,228
2014	$13.11	0.11	(1.11)	(1.00)	(0.11)	(0.28)	(0.39)	$11.72	(7.60)%	0.97%	1.31%	17%	$18,318
2013	$12.83	0.08	0.54	0.62	(0.23)	(0.11)	(0.34)	$13.11	4.85%	0.97%	1.19%	27%	$13,044
2012	$12.01	0.21	1.13	1.34	(0.40)	(0.12)	(0.52)	$12.83	11.37%	0.98%	2.65%	26%	$3,322
2011	$11.52	0.26	0.50	0.76	(0.20)	(0.07)	(0.27)	$12.01	6.64%	0.98%	2.08%	33%	$43

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the
Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,034,310, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85520 1505

ANNUAL REPORT	MARCH 31, 2015

Short-Term Government Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	0.71%	0.77%	2.38%	4.99%	12/15/82
Barclays U.S. 1-3 Year Government Bond Index	—	1.04%	1.06%	2.70%	5.78%(1)	—
Institutional Class	TWUOX	0.91%	0.95%	—	0.90%	3/1/10
A Class(2)	TWAVX					7/8/98
No sales charge*		0.50%	0.52%	2.12%	2.75%
With sales charge*		-1.74%	0.07%	1.89%	2.61%
C Class	TWACX	-0.21%	-0.23%	—	-0.29%	3/1/10
R Class	TWARX	0.31%	0.27%	—	0.22%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since December 31, 1982, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $12,653

Barclays U.S. 1-3 Year Government Bond Index — $13,060

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government advanced 0.71%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. 1-3 Year Government Bond Index, advanced 1.04%. Fund and benchmark returns reflected the generally favorable environment for short-maturity government-backed securities during the period. Fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period ended March 31, 2015, defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, largely due to commodity price weakness in the second half of the period, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. The yield on the benchmark 10-year Treasury note declined 80 basis points (one basis point equals 0.01%) to 1.92% at the end of March 2015, while the yield on the two-year Treasury note increased 13 basis points to 0.56%, according to Bloomberg. Overall, longer duration (greater price sensitivity to interest rate changes) securities outperformed shorter-duration securities, and mortgage-backed securities (MBS) outperformed Treasuries and agencies.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Favorable Supply/Demand Backdrop for MBS

We maintained underweight positions in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. The portfolio’s overweight to MBS aided relative performance. A favorable supply/demand backdrop contributed to the MBS sector’s positive tone. Investors in the short-maturity, high-quality fixed-income market generally favored MBS for their relative yield advantages versus comparable-maturity Treasuries and government agency securities. Also, MBS continued to receive support from the Fed’s QE bond buying through October 2014. And, after QE ended, the Fed continued to reinvest the interest and principal payments from its MBS holdings back into the sector, which helped performance.

Security Selection Was Generally Positive

Within our MBS overweight position, a combination of agency CMOs (collateralized mortgage obligations), hybrid ARMs (adjustable-rate mortgage securities based on mortgages with initial fixed rates that adjust periodically), and agency CMBS (commercial mortgage-backed securities) performed well versus shorter-maturity Treasuries. Yields on the shorter-maturity end of the Treasury yield curve generally rose during the period. In addition, the yield advantage of the MBS sectors contributed to portfolio returns.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment and higher inflation in the longer term. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. interest rate normalization and big inflation threats. Given this outlook, we expect to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products offering yield advantages and more predictable payment streams, such as CMBS, over traditional pass-through mortgage securities. We also expect to continue holding ARMs and floating-rate securities. Overall, we will maintain a disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life	2.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	65.9%
Collateralized Mortgage Obligations	20.1%
U.S. Government Agency Mortgage-Backed Securities	8.0%
U.S. Government Agency Securities	4.9%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1)10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.10	$2.75	0.55%
Institutional Class	$1,000	$1,007.10	$1.75	0.35%
A Class	$1,000	$1,004.80	$4.00	0.80%
C Class	$1,000	$1,002.10	$7.74	1.55%
R Class	$1,000	$1,004.20	$5.25	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. TREASURY SECURITIES — 65.9%
U.S. Treasury Notes, 1.50%, 6/30/16	$3,000,000	$3,041,718
U.S. Treasury Notes, 1.50%, 7/31/16	2,700,000	2,739,234
U.S. Treasury Notes, 0.875%, 11/30/16	10,600,000	10,669,557
U.S. Treasury Notes, 0.625%, 12/15/16(1)	34,200,000	34,280,165
U.S. Treasury Notes, 0.875%, 2/28/17	41,000,000	41,256,250
U.S. Treasury Notes, 0.75%, 3/15/17	14,800,000	14,856,654
U.S. Treasury Notes, 0.875%, 5/15/17	40,900,000	41,133,253
U.S. Treasury Notes, 0.875%, 7/15/17	3,600,000	3,618,000
U.S. Treasury Notes, 0.50%, 7/31/17	22,500,000	22,413,870
U.S. Treasury Notes, 2.375%, 7/31/17	6,500,000	6,756,444
U.S. Treasury Notes, 0.875%, 1/31/18	15,800,000	15,813,572
U.S. Treasury Notes, 1.00%, 5/31/18	4,900,000	4,905,361
TOTAL U.S. TREASURY SECURITIES (Cost $200,596,308)		201,484,078
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 20.1%
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	2,023,454	2,132,180
FHLMC, Series 2684, Class FP, VRN, 0.67%, 4/15/15	248,616	249,558
FHLMC, Series 3114, Class FT, VRN, 0.52%, 4/15/15	1,392,904	1,402,090
FHLMC, Series 3149, Class LF, VRN, 0.47%, 4/15/15	3,225,715	3,234,718
FHLMC, Series 3200, Class FP, VRN, 0.375%, 4/15/15	2,113,992	2,115,868
FHLMC, Series 3206, Class FE, VRN, 0.57%, 4/15/15	1,352,245	1,360,028
FHLMC, Series 3231, Class FA, VRN, 0.57%, 4/15/15	1,260,334	1,269,918
FHLMC, Series 3301, Class FA, VRN, 0.47%, 4/15/15	1,234,761	1,240,922
FHLMC, Series 3380, Class FP, VRN, 0.52%, 4/15/15	1,620,792	1,627,492
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	732,687	752,838
FHLMC, Series 3508, Class PF, VRN, 1.02%, 4/15/15	1,724,410	1,750,081
FHLMC, Series 3562, Class KB SEQ, 4.00%, 11/15/22	275,134	277,663
FHLMC, Series 3587, Class FB, VRN, 0.95%, 4/15/15	1,554,681	1,575,268
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	422,946	434,049
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	1,289,813	1,304,615
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,785,935	1,849,536
FHLMC, Series K039, Class A1, 2.68%, 12/25/23	3,060,222	3,179,760
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	1,450,000	1,497,065
FHLMC, Series K716, Class A1, 2.41%, 1/25/21	2,346,894	2,418,219
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	427,841	445,562
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	1,061,570	1,104,154
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	1,876,380	1,952,269
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	643,701	669,768
FNMA, Series 2003-17, Class FN, VRN, 0.47%, 4/25/15	682,878	683,096
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	1,500,607	1,561,357
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	1,020,937	1,064,665
FNMA, Series 2004-52, Class PF, VRN, 0.62%, 4/25/15	640,502	643,871
FNMA, Series 2006-11, Class FA, VRN, 0.47%, 4/25/15	918,458	920,960

10

	Principal Amount	Value
FNMA, Series 2006-60, Class KF, VRN, 0.47%, 4/25/15	$2,222,805	$2,233,388
FNMA, Series 2008-77, Class EB SEQ, 4.50%, 9/25/23	546,817	576,544
FNMA, Series 2009-33, Class FB, VRN, 0.99%, 4/25/15	1,559,058	1,590,026
FNMA, Series 2009-87, Class HF, VRN, 1.02%, 4/25/15	624,185	635,576
FNMA, Series 2009-89, Class FD, VRN, 0.77%, 4/25/15	814,535	825,755
FNMA, Series 2010-12, Class AC SEQ, 2.50%, 12/25/18	826,386	842,376
FNMA, Series 2010-50, Class AB SEQ, 2.50%, 1/25/24	118,440	118,784
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	1,112,408	1,139,736
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	306,058	314,422
FNMA, Series 2011-71, Class DJ SEQ, 3.00%, 3/25/25	628,844	644,592
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	3,036,248	3,056,257
FNMA, Series 2014-M12, Class ASV1, 1.93%, 10/25/21	2,901,990	2,949,112
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	1,366,684	1,366,720
FNMA, Series 2014-M4, Class ASQ2 SEQ, 1.27%, 1/25/17	2,700,000	2,718,202
FNMA, Series 2014-M5, Class FA, VRN, 0.48%, 4/25/15	1,955,017	1,956,958
GNMA, Series 2010-14, Class QF, VRN, 0.625%, 4/16/15	1,761,807	1,776,679
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,229,318)		61,462,697
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 8.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 7.8%
FHLMC, VRN, 2.09%, 4/15/15	1,130,150	1,154,700
FHLMC, VRN, 2.125%, 4/15/15	19,017	19,047
FHLMC, VRN, 2.14%, 4/15/15	2,661,500	2,837,240
FHLMC, VRN, 2.16%, 4/15/15	649,483	694,558
FHLMC, VRN, 2.16%, 4/15/15	22,894	23,057
FHLMC, VRN, 2.26%, 4/15/15	225,071	240,963
FHLMC, VRN, 2.34%, 4/15/15	653,744	666,062
FHLMC, VRN, 2.38%, 4/15/15	539,871	577,980
FHLMC, VRN, 2.56%, 4/15/15	380,644	403,926
FHLMC, VRN, 2.63%, 4/15/15	28,767	28,920
FHLMC, VRN, 2.65%, 4/15/15	1,850,030	1,933,939
FHLMC, VRN, 3.30%, 4/15/15	217,599	232,130
FHLMC, VRN, 3.46%, 4/15/15	167,217	178,095
FHLMC, VRN, 3.56%, 4/15/15	756,644	804,770
FHLMC, VRN, 3.78%, 4/15/15	1,305,728	1,381,485
FHLMC, VRN, 4.07%, 4/15/15	326,869	344,743
FHLMC, VRN, 5.35%, 4/15/15	130,956	138,746
FHLMC, VRN, 6.12%, 4/15/15	206,508	221,302
FNMA, VRN, 1.76%, 4/25/15	13,210	13,726
FNMA, VRN, 1.875%, 4/25/15	639,195	676,600
FNMA, VRN, 1.92%, 4/25/15	148,659	156,601
FNMA, VRN, 1.93%, 4/25/15	1,652,971	1,742,017
FNMA, VRN, 1.93%, 4/25/15	2,918	2,958
FNMA, VRN, 1.94%, 4/25/15	188,512	198,538
FNMA, VRN, 1.94%, 4/25/15	1,390,232	1,464,176
FNMA, VRN, 1.94%, 4/25/15	915,445	964,155
FNMA, VRN, 1.94%, 4/25/15	913,387	961,968

11

	Principal Amount	Value
FNMA, VRN, 1.99%, 4/25/15	$8,869	$8,975
FNMA, VRN, 2.08%, 4/25/15	6,044	6,069
FNMA, VRN, 2.17%, 4/25/15	4,125	4,310
FNMA, VRN, 2.18%, 4/25/15	6,233	6,261
FNMA, VRN, 2.20%, 4/25/15	22,235	22,331
FNMA, VRN, 2.28%, 4/25/15	13,438	14,382
FNMA, VRN, 2.28%, 4/25/15	6,892	6,917
FNMA, VRN, 2.31%, 4/25/15	160,794	173,415
FNMA, VRN, 2.34%, 4/25/15	754,663	804,143
FNMA, VRN, 2.375%, 4/25/15	2,705	2,718
FNMA, VRN, 2.41%, 4/25/15	101,557	104,427
FNMA, VRN, 2.42%, 4/25/15	117,804	125,729
FNMA, VRN, 2.625%, 4/25/15	2,667	2,766
FNMA, VRN, 2.74%, 4/25/15	631,420	666,520
FNMA, VRN, 3.04%, 4/25/15	1,124,416	1,171,175
FNMA, VRN, 3.36%, 4/25/15	1,480,731	1,556,693
FNMA, VRN, 3.68%, 4/25/15	330,175	348,883
FNMA, VRN, 3.71%, 4/25/15	9,404	9,907
FNMA, VRN, 3.875%, 4/25/15	5,577	5,609
FNMA, VRN, 4.10%, 4/25/15	976	981
FNMA, VRN, 4.25%, 4/25/15	25,771	26,034
FNMA, VRN, 5.07%, 4/25/15	246,167	264,790
FNMA, VRN, 6.07%, 4/25/15	220,907	237,509
FNMA, VRN, 6.20%, 4/25/15	2,729	2,772
GNMA, VRN, 1.625%, 4/20/15	1,022	1,024
GNMA, VRN, 2.125%, 4/20/15	8,467	8,743
GNMA, VRN, 3.00%, 4/20/15	27,840	28,129
		23,673,614
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, 7.50%, 5/1/16	4,585	4,616
FHLMC, 5.50%, 11/1/17	73,543	77,128
FNMA, 7.00%, 5/1/32	211,309	243,128
FNMA, 7.00%, 5/1/32	112,688	128,505
FNMA, 7.00%, 6/1/32	20,832	23,725
FNMA, 7.00%, 6/1/32	112,384	131,207
FNMA, 7.00%, 8/1/32	58,803	60,824
GNMA, 9.50%, 11/20/19	2,008	2,018
		671,151
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $23,798,971)		24,344,765
U.S. GOVERNMENT AGENCY SECURITIES — 4.9%
FHLB, 0.625%, 11/23/16	2,500,000	2,503,230
FHLB, 1.00%, 6/21/17	84,000	84,559
FHLMC, 0.50%, 1/27/17	1,430,000	1,427,722
FHLMC, 0.75%, 1/12/18	1,000,000	998,328
FNMA, 0.50%, 3/30/16	5,300,000	5,309,058
FNMA, 0.875%, 8/28/17	2,600,000	2,601,750

12

	Principal Amount/ Shares	Value
FNMA, 0.875%, 5/21/18	$500,000	$498,801
FNMA, 1.875%, 9/18/18	450,000	461,385
FNMA, 1.75%, 9/12/19	600,000	610,086
FNMA, 1.625%, 1/21/20	600,000	603,341
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $15,050,257)		15,098,260
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $1,032,892), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $1,011,245)		1,011,243
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $4,133,688), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $4,046,001)		4,046,000
SSgA U.S. Government Money Market Fund, Class N	890,678	890,678
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,947,921)		5,947,921
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $306,622,775)		308,337,721
OTHER ASSETS AND LIABILITIES — (0.8)%		(2,582,257)
TOTAL NET ASSETS — 100.0%		$305,755,464

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
17	U.S. Treasury 2-Year Notes	June 2015	$3,725,656	$11,384

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $20,072.

(2)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $306,622,775)	$308,337,721
Receivable for investments sold	333,325
Receivable for capital shares sold	71,301
Receivable for variation margin on futures contracts	2,390
Interest receivable	552,400
309,297,137

Liabilities
Payable for investments purchased	3,307,751
Payable for capital shares redeemed	87,779
Accrued management fees	135,140
Distribution and service fees payable	6,483
Dividends payable	4,520
3,541,673

Net Assets	$305,755,464

Net Assets Consist of:
Capital paid in	$305,569,839
Distributions in excess of net investment income	(4,520)
Accumulated net realized loss	(1,536,185)
Net unrealized appreciation	1,726,330
$305,755,464

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$237,230,510	24,530,869	$9.67
Institutional Class	$40,312,015	4,166,636	$9.67
A Class	$27,120,898	2,803,893	$9.67*
C Class	$819,593	86,761	$9.45
R Class	$272,448	28,306	$9.63
*Maximum offering price $9.89 (net asset value divided by 0.9775).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$2,636,714

Expenses:
Management fees	1,635,237
Distribution and service fees:
A Class	68,826
C Class	13,637
R Class	795
Trustees' fees and expenses	17,545
Other expenses	66
1,736,106

Net investment income (loss)	900,608

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	361,158
Futures contract transactions	(43,659)
317,499

Change in net unrealized appreciation (depreciation) on:
Investments	1,168,832
Futures contracts	(42,693)
1,126,139

Net realized and unrealized gain (loss)	1,443,638

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,344,246

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$900,608	$153,950
Net realized gain (loss)	317,499	(346,803)
Change in net unrealized appreciation (depreciation)	1,126,139	(1,670,049)
Net increase (decrease) in net assets resulting from operations	2,344,246	(1,862,902)

Distributions to Shareholders
From net investment income:
Investor Class	(1,250,884)	(826,817)
Institutional Class	(210,338)	(202,785)
A Class	(50,527)	—
Decrease in net assets from distributions	(1,511,749)	(1,029,602)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(46,666,397)	(82,304,641)

Net increase (decrease) in net assets	(45,833,900)	(85,197,145)

Net Assets
Beginning of period	351,589,364	436,786,509
End of period	$305,755,464	$351,589,364

Distributions in excess of net investment income	$(4,520)	$(2,157)

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $235,948,163 and $276,723,523, respectively, all of which are U.S. Treasury and Government Agency obligations.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,369,180	$32,533,028	4,229,565	$40,902,915
Issued in reinvestment of distributions	124,173	1,199,051	82,116	794,205
Redeemed	(6,616,761)	(63,868,545)	(12,287,646)	(118,793,913)
	(3,123,408)	(30,136,466)	(7,975,965)	(77,096,793)
Institutional Class
Sold	3,397,705	32,822,603	2,975,613	28,717,012
Issued in reinvestment of distributions	21,364	206,394	20,970	202,785
Redeemed	(4,746,283)	(45,857,107)	(2,465,974)	(23,844,655)
	(1,327,214)	(12,828,110)	530,609	5,075,142
A Class
Sold	859,115	8,290,230	983,882	9,507,443
Issued in reinvestment of distributions	4,996	48,251	—	—
Redeemed	(1,248,961)	(12,057,909)	(1,801,514)	(17,403,593)
	(384,850)	(3,719,428)	(817,632)	(7,896,150)
C Class
Sold	98,967	936,864	54,844	523,149
Redeemed	(113,270)	(1,071,521)	(299,510)	(2,857,751)
	(14,303)	(134,657)	(244,666)	(2,334,602)
R Class
Sold	16,557	159,043	9,808	94,390
Redeemed	(706)	(6,779)	(15,238)	(146,628)
	15,851	152,264	(5,430)	(52,238)
Net increase (decrease)	(4,833,924)	$(46,666,397)	(8,513,084)	$(82,304,641)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$201,484,078	—
Collateralized Mortgage Obligations	—	61,462,697	—
U.S. Government Agency Mortgage-Backed Securities	—	24,344,765	—
U.S. Government Agency Securities	—	15,098,260	—
Temporary Cash Investments	$890,678	5,057,243	—
	$890,678	$307,447,043	—
Other Financial Instruments
Futures Contracts	$11,384	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 100 contracts.

The value of interest rate risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $2,390 in receivable for variation margin on futures contracts.* For the year ended March 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(43,659) in net realized gain (loss) on futures contract transactions and $(42,693) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$1,511,749	$1,029,602
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$306,641,200
Gross tax appreciation of investments	$1,788,655
Gross tax depreciation of investments	(92,134)
Net tax appreciation (depreciation) of investments	$1,696,521
Other book-to-tax adjustments	$(11,590)
Accumulated short-term capital losses	$(823,217)
Accumulated long-term capital losses	$(676,089)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.65	0.03	0.04	0.07	(0.05)	—	(0.05)	$9.67	0.71%	0.55%	0.30%	76%	$237,231
2014	$9.71	—(3)	(0.03)	(0.03)	(0.03)	—	(0.03)	$9.65	(0.35)%	0.55%	0.05%	103%	$266,755
2013	$9.76	0.01	0.03	0.04	(0.03)	(0.06)	(0.09)	$9.71	0.33%	0.55%	0.11%	77%	$346,147
2012	$9.73	0.05	0.10	0.15	(0.06)	(0.06)	(0.12)	$9.76	1.59%	0.56%	0.51%	139%	$475,832
2011	$9.72	0.09	0.07	0.16	(0.10)	(0.05)	(0.15)	$9.73	1.60%	0.56%	0.94%	75%	$852,802
Institutional Class
2015	$9.65	0.05	0.04	0.09	(0.07)	—	(0.07)	$9.67	0.91%	0.35%	0.50%	76%	$40,312
2014	$9.72	0.02	(0.04)	(0.02)	(0.05)	—	(0.05)	$9.65	(0.25)%	0.35%	0.25%	103%	$53,011
2013	$9.76	0.04	0.03	0.07	(0.05)	(0.06)	(0.11)	$9.72	0.64%	0.35%	0.31%	77%	$48,242
2012	$9.73	0.04	0.13	0.17	(0.08)	(0.06)	(0.14)	$9.76	1.79%	0.36%	0.71%	139%	$333,284
2011	$9.73	0.11	0.06	0.17	(0.12)	(0.05)	(0.17)	$9.73	1.70%	0.36%	1.14%	75%	$131
A Class
2015	$9.64	—(3)	0.05	0.05	(0.02)	—	(0.02)	$9.67	0.50%	0.80%	0.05%	76%	$27,121
2014	$9.71	(0.02)	(0.05)	(0.07)	—	—	—	$9.64	(0.72)%	0.80%	(0.20)%	103%	$30,747
2013	$9.76	(0.02)	0.04	0.02	(0.01)	(0.06)	(0.07)	$9.71	0.14%	0.80%	(0.14)%	77%	$38,902
2012	$9.73	0.02	0.11	0.13	(0.04)	(0.06)	(0.10)	$9.76	1.33%	0.81%	0.26%	139%	$63,497
2011	$9.72	0.07	0.06	0.13	(0.07)	(0.05)	(0.12)	$9.73	1.35%	0.81%	0.69%	75%	$47,692

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$9.47	(0.07)	0.05	(0.02)	—	—	—	$9.45	(0.21)%	1.55%	(0.70)%	76%	$820
2014	$9.61	(0.09)	(0.05)	(0.14)	—	—	—	$9.47	(1.46)%	1.55%	(0.95)%	103%	$957
2013	$9.72	(0.09)	0.04	(0.05)	—	(0.06)	(0.06)	$9.61	(0.55)%	1.55%	(0.89)%	77%	$3,322
2012	$9.73	(0.06)	0.11	0.05	—	(0.06)	(0.06)	$9.72	0.55%	1.56%	(0.49)%	139%	$3,691
2011	$9.73	(0.01)	0.06	0.05	—(3)	(0.05)	(0.05)	$9.73	0.53%	1.56%	(0.06)%	75%	$722
R Class
2015	$9.60	(0.02)	0.05	0.03	—	—	—	$9.63	0.31%	1.05%	(0.20)%	76%	$272
2014	$9.69	(0.04)	(0.05)	(0.09)	—	—	—	$9.60	(0.93)%	1.05%	(0.45)%	103%	$120
2013	$9.76	(0.03)	0.02	(0.01)	—(3)	(0.06)	(0.06)	$9.69	(0.14)%	1.05%	(0.39)%	77%	$173
2012	$9.73	(0.01)	0.12	0.11	(0.02)	(0.06)	(0.08)	$9.76	1.15%	1.06%	0.01%	139%	$345
2011	$9.73	0.04	0.06	0.10	(0.05)	(0.05)	(0.10)	$9.73	0.99%	1.06%	0.44%	75%	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the
Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

25

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85521 1505

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $138,985
FY 2015:    $144,254

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $109,100
FY 2015:    $317,494

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	June 3, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	June 3, 2015